                                                                    EXHIBIT 10.1



                     AMENDED AND RESTATED CREDIT AGREEMENT,

                          DATED AS OF OCTOBER 5, 2001,


                                      AMONG


                                STERICYCLE, INC.,
                                AS THE BORROWER,


                VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS
                        FROM TIME TO TIME PARTIES HERETO,
                                 AS THE LENDERS,


                             BANK OF AMERICA, N.A.,
                  AS THE ADMINISTRATIVE AGENT FOR THE LENDERS,


                         BANC OF AMERICA SECURITIES LLC,
                            AS THE LEAD ARRANGER AND
                                THE BOOK MANAGER,


                           CREDIT SUISSE FIRST BOSTON,
                          AS THE CO-SYNDICATION AGENT,


                                UBS WARBURG, LLC,
                          AS THE CO-SYNDICATION AGENT,


                                       AND


                              FLEET NATIONAL BANK,
                           AS THE DOCUMENTATION AGENT

                                TABLE OF CONTENTS


ARTICLE I
         DEFINITIONS AND ACCOUNTING TERMS.........................................................................3

         SECTION 1.1.  Defined Terms..............................................................................3
         SECTION 1.2.  Use of Defined Terms......................................................................38
         SECTION 1.3.  Cross-References..........................................................................38
         SECTION 1.4.  Accounting and Financial Determinations...................................................38

ARTICLE II
         COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND LETTERS OF CREDIT.............................39

         SECTION 2.1.  Commitments...............................................................................39
                  SECTION 2.1.1  Revolving Loan Commitment and Swing Line Loan Commitment........................39
                  SECTION 2.1.2  Letter of Credit Commitment.....................................................40
                  SECTION 2.1.3  Term A Loan Commitment..........................................................40
                  SECTION 2.1.4  Term B Loan Commitment..........................................................40
         SECTION 2.2.  Reduction of the Commitment Amounts.......................................................41
                  SECTION 2.2.1  Optional........................................................................41
                  SECTION 2.2.2  Mandatory.......................................................................41
         SECTION 2.3.  Borrowing Procedures......................................................................41
                  SECTION 2.3.1  Borrowing Procedure.............................................................41
                  SECTION 2.3.2  Swing Line Loans................................................................42
         SECTION 2.4.  Continuation and Conversion Elections.....................................................43
         SECTION 2.5.  Funding...................................................................................43
         SECTION 2.6.  Issuance Procedures.......................................................................43
                  SECTION 2.6.1  Other Lenders' Participation....................................................44
                  SECTION 2.6.2  Disbursements; Conversion to Revolving Loans....................................44
                  SECTION 2.6.3  Reimbursement...................................................................45
                  SECTION 2.6.4  Deemed Disbursements............................................................45
                  SECTION 2.6.5  Nature of Reimbursement Obligations.............................................46
         SECTION 2.7.  Register; Notes...........................................................................46

ARTICLE III
         REPAYMENTS, PREPAYMENTS, INTEREST AND FEES..............................................................48

         SECTION 3.1.  Repayments and Prepayments; Application...................................................48
                  SECTION 3.1.1  Repayments and Prepayments......................................................48
                  SECTION 3.1.2  Application.....................................................................51
         SECTION 3.2.  Interest Provisions.......................................................................51
                  SECTION 3.2.1  Rates...........................................................................51
                  SECTION 3.2.2  Post-Maturity Rates.............................................................52
                  SECTION 3.2.3  Payment Dates...................................................................52
         SECTION 3.3.  Fees......................................................................................53
                  SECTION 3.3.1  Commitment Fee..................................................................53
                  SECTION 3.3.2  Agent's and Arranger's Fees.....................................................53
                  SECTION 3.3.3  Letter of Credit Fees...........................................................53

ARTICLE IV
         CERTAIN LIBO RATE AND OTHER PROVISIONS..................................................................53

         SECTION 4.1.  LIBO Rate Lending Unlawful................................................................53
         SECTION 4.2.  Deposits Unavailable......................................................................54
         SECTION 4.3.  Increased LIBO Rate Loan Costs, etc.......................................................54
         SECTION 4.4.  Funding Losses............................................................................55
         SECTION 4.5.  Increased Capital Costs...................................................................55
         SECTION 4.6.  Taxes.....................................................................................55
         SECTION 4.7.  Payments, Computations, etc...............................................................58
         SECTION 4.8.  Sharing of Payments.......................................................................58
         SECTION 4.9.  Setoff....................................................................................59
         SECTION 4.10.  Change of Lending Office.................................................................59
         SECTION 4.11.  Replacement of Lenders...................................................................59

ARTICLE V
         CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS.......................................................60

         SECTION 5.1.  Initial Credit Extension..................................................................60
                  SECTION 5.1.1  Resolutions, etc................................................................60
                  SECTION 5.1.2  Closing Date Certificate........................................................61
                  SECTION 5.1.3  Delivery of Notes...............................................................61
                  SECTION 5.1.4  Closing Fees, Expenses, etc.....................................................61
                  SECTION 5.1.5  Financial Information, Material Adverse Change..................................61
                  SECTION 5.1.6  Opinions of Counsel; Reliance Letters...........................................62
                  SECTION 5.1.7  Filing Agent, etc...............................................................62
                  SECTION 5.1.8  Subsidiary Guaranty.............................................................62
                  SECTION 5.1.9  Solvency Certificate............................................................62
                  SECTION 5.1.10  Security and Pledge Agreements.................................................62
                  SECTION 5.1.11  Foreign Pledge Agreements......................................................63
                  SECTION 5.1.12  Patent Security Agreement, Copyright Security Agreement and Trademark
                        Security Agreement.......................................................................63
                  SECTION 5.1.13  Perfection Certificate.........................................................64
                  SECTION 5.1.14  Mortgage.......................................................................64
                  SECTION 5.1.15  Insurance......................................................................64
                  SECTION 5.1.16  Litigation.....................................................................64
                  SECTION 5.1.17  Corporate and Capital Structure................................................64
                  SECTION 5.1.18  Master Assignment Agreement....................................................64
                  SECTION 5.1.19  Satisfactory Legal Form........................................................65
         SECTION 5.2.  All Credit Extensions.....................................................................65
                  SECTION 5.2.1  Compliance with Warranties, No Default, etc.....................................65
                  SECTION 5.2.2  Credit Extension Request, etc...................................................65

ARTICLE VI
         REPRESENTATIONS AND WARRANTIES..........................................................................65

         SECTION 6.1.  Organization, etc.........................................................................65
         SECTION 6.2.  Due Authorization, Non-Contravention, etc.................................................66
         SECTION 6.3.  Government Approval, Regulation, etc......................................................66
         SECTION 6.4.  Validity, etc.............................................................................66
         SECTION 6.5.  Financial Information.....................................................................66


         SECTION 6.6.  No Material Adverse Change................................................................67
         SECTION 6.7.  Litigation, Labor Controversies, etc......................................................67
         SECTION 6.8.  Subsidiaries..............................................................................67
         SECTION 6.9.  Ownership of Properties...................................................................67
         SECTION 6.10.  Taxes....................................................................................68
         SECTION 6.11.  Pension and Welfare Plans................................................................68
         SECTION 6.12.  Environmental Warranties.................................................................68
         SECTION 6.13.  Accuracy of Information..................................................................69
         SECTION 6.14.  Regulations U and X......................................................................70
         SECTION 6.15.  No Existing Defaults.....................................................................70
         SECTION 6.16.  Status of Obligations as Senior Indebtedness, etc........................................70
         SECTION 6.17.  Solvency.................................................................................70

ARTICLE VII
         COVENANTS...............................................................................................71

         SECTION 7.1.  Affirmative Covenants.....................................................................71
                  SECTION 7.1.1  Financial Information, Reports, Notices, etc....................................71
                  SECTION 7.1.2  Maintenance of Existence; Compliance with Laws, etc.............................72
                  SECTION 7.1.3  Maintenance of Properties.......................................................73
                  SECTION 7.1.4  Insurance.......................................................................73
                  SECTION 7.1.5  Books and Records...............................................................76
                  SECTION 7.1.6  Environmental Law Covenant......................................................76
                  SECTION 7.1.7  Use of Proceeds.................................................................77
                  SECTION 7.1.8  Additional Real Property........................................................77
                  SECTION 7.1.9  Future Subsidiaries; Subsidiary Guarantors......................................78
                  SECTION 7.1.10  Additional Collateral..........................................................80
                  SECTION 7.1.11  Rate Protection Agreements.....................................................81
                  SECTION 7.1.12  Maintenance of Corporate Separateness..........................................81
                  SECTION 7.1.13  Leased Property................................................................81
         SECTION 7.2.  Negative Covenants........................................................................81
                  SECTION 7.2.1  Business Activities.............................................................82
                  SECTION 7.2.2  Indebtedness....................................................................82
                  SECTION 7.2.3  Liens...........................................................................83
                  SECTION 7.2.4  Financial Condition and Operations..............................................84
                  SECTION 7.2.5  Investments.....................................................................85
                  SECTION 7.2.6  Restricted Payments, etc........................................................86
                  SECTION 7.2.7  [intentionally omitted.]........................................................88
                  SECTION 7.2.8  No Prepayment of Subordinated Debt..............................................88
                  SECTION 7.2.9  Capital Stock of Restricted Subsidiaries........................................88
                  SECTION 7.2.10  Consolidation, Merger, etc.....................................................89
                  SECTION 7.2.11  Permitted Dispositions.........................................................90
                  SECTION 7.2.12  Modification of Certain Agreements.............................................90
                  SECTION 7.2.13  Transactions with Affiliates...................................................91
                  SECTION 7.2.14  Restrictive Agreements, etc....................................................91
                  SECTION 7.2.15  Sale and Leaseback.............................................................91
                  SECTION 7.2.16  Take or Pay Contracts..........................................................92
                  SECTION 7.2.17  Accounting Changes.............................................................92

ARTICLE VIII
         EVENTS OF DEFAULT.......................................................................................92

         SECTION 8.1.  Listing of Events of Default..............................................................92
                  SECTION 8.1.1  Non-Payment of Obligations......................................................92
                  SECTION 8.1.2  Breach of Warranty..............................................................92
                  SECTION 8.1.3  Non-Performance of Certain Covenants and Obligations............................92
                  SECTION 8.1.4  Non-Performance of Other Covenants and Obligations..............................92
                  SECTION 8.1.5  Default on Other Indebtedness...................................................93
                  SECTION 8.1.6  Judgments.......................................................................93
                  SECTION 8.1.7  Pension Plans...................................................................93
                  SECTION 8.1.8  Change in Control...............................................................93
                  SECTION 8.1.9  Bankruptcy, Insolvency, etc.....................................................93
                  SECTION 8.1.10  Impairment of Security, etc....................................................94
                  SECTION 8.1.11  Failure of Subordination.......................................................94
                  SECTION 8.1.12  Redemption.....................................................................94
                  SECTION 8.1.13  Regulatory Action..............................................................94
         SECTION 8.2.  Action if Bankruptcy......................................................................95
         SECTION 8.3.  Action if Other Event of Default..........................................................95

ARTICLE IX
         THE ADMINISTRATIVE AGENT................................................................................95

         SECTION 9.1.  Appointments and Authorizations; Actions..................................................95
         SECTION 9.2.  Funding Reliance, etc.....................................................................96
         SECTION 9.3.  Exculpation...............................................................................97
         SECTION 9.4.  Successor.................................................................................97
         SECTION 9.5.  Credit Extensions by each Agent...........................................................98
         SECTION 9.6.  Credit Decisions..........................................................................98
         SECTION 9.7.  Copies, etc...............................................................................98
         SECTION 9.8.  Reliance by the Administrative Agent......................................................98
         SECTION 9.9.  Notice of Defaults........................................................................99
         SECTION 9.10.  Release of Collateral....................................................................99
         SECTION 9.11.  Documentation Agent; Co-Syndication Agents..............................................100

ARTICLE X
         MISCELLANEOUS PROVISIONS...............................................................................100

         SECTION 10.1.  Waivers, Amendments, etc................................................................100
         SECTION 10.2.  Notices; Time...........................................................................102
         SECTION 10.3.  Payment of Costs and Expenses...........................................................102
         SECTION 10.4.  Indemnification.........................................................................103
         SECTION 10.5.  Survival................................................................................105
         SECTION 10.6.  Severability............................................................................105
         SECTION 10.7.  Headings................................................................................105
         SECTION 10.8.  Execution in Counterparts, Effectiveness, etc...........................................105
         SECTION 10.9.  Governing Law; Entire Agreement.........................................................105
         SECTION 10.10.  Successors and Assigns.................................................................105
         SECTION 10.11.  Sale and Transfer of Credit Extensions; Participations in Credit Extensions Notes......106
                  SECTION 10.11.1  Assignments..................................................................106
                  SECTION 10.11.2  Participations...............................................................108
         SECTION 10.12.  Other Transactions.....................................................................109
         SECTION 10.13.  Independence of Covenants..............................................................109

         SECTION 10.14.  Forum Selection and Consent to Jurisdiction............................................109
         SECTION 10.15.  Waiver of Jury Trial...................................................................110

                             SCHEDULES AND EXHIBITS


SCHEDULE I        -    Disclosure Schedule
SCHEDULE II       -    Outstanding Loans and Letter of Credit Obligations as of
                       the Closing Date
EXHIBIT A-1       -    Form of Revolving Note
EXHIBIT A-2       -    Form of Swing Line Note
EXHIBIT A-3       -    Form of Term A Note
EXHIBIT A-4       -    Form of Term B Note
EXHIBIT B-1       -    Form of Borrowing Request
EXHIBIT B-2       -    Form of Issuance Request
EXHIBIT C         -    Form of Continuation/Conversion Notice
EXHIBIT D         -    Form of Borrower Closing Date Certificate
EXHIBIT E         -    Form of Compliance Certificate
EXHIBIT F         -    Form of Subsidiary Guaranty
EXHIBIT G-1       -    Form of Borrower Security and Pledge Agreement
EXHIBIT G-2       -    Form of Subsidiary Security and Pledge Agreement
EXHIBIT H         -    Form of Perfection Certificate
EXHIBIT I-1       -    Form of Mortgage
EXHIBIT I-2       -    Form of Deed of Trust
EXHIBIT I-3       -    Form of Mortgage Modification
EXHIBIT J         -    Form of Solvency Certificate
EXHIBIT K         -    Form of Interco Subordination Agreement
EXHIBIT L         -    Form of Lender Assignment Agreement
EXHIBIT M         -    Form of Pricing Certificate

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 5, 2001, is made by and among STERICYCLE, INC., a Delaware corporation (the "Borrower"), the various financial institutions and other Persons from time to time parties hereto (the "Lenders"), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent"), BANC OF AMERICA SECURITIES LLC, as the Lead Arranger and the Book Manager (collectively, the "Arranger"), CREDIT SUISSE FIRST BOSTON and UBS WARBURG, LLC, as co-syndication agents (collectively, the "Co-Syndication Agents"), and FLEET NATIONAL BANK, as the documentation agent (the "Documentation Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, certain of the Lenders and other financial institutions (collectively, the "Existing Lenders"), and the Administrative Agent are parties to that certain Credit Agreement dated as of November 12, 1999 (the "Original Credit Agreement") pursuant to which, among other things, such Existing Lenders agreed to provide, subject to the terms and conditions set forth therein, certain loans and other financial accommodations to or for the benefit of the Borrower;

         WHEREAS, the Borrower has requested certain modifications to the Original Credit Agreement (collectively, the "Modifications"), including, without limitation, an increase in the Revolving Loan Commitment Amount, a reallocation of the outstanding principal balances of its Revolving Loans and Term Loans, a reduction in the interest rates with respect to the Loans, a relaxation of certain restrictive covenants, and certain other accommodations and modifications, in each case as set forth in this Agreement;

         WHEREAS, the Lenders (including, without limitation, certain of the Existing Lenders) have agreed to amend and restate the Original Credit Agreement pursuant to the terms and conditions of this Agreement to effect the Modifications;

         WHEREAS, in anticipation of effecting the Modifications, (i) the Existing Lenders have agreed to sell and assign certain portions of the outstanding Loans and other financial accommodations under the Original Credit Agreement to certain of the Lenders hereunder, and (ii) the Lenders hereunder have agreed to reallocate their respective Commitments and interests in the outstanding Loans and other outstanding financial accommodations under the Original Credit Agreement, all pursuant to a certain Master Lender Assignment Agreement of even date herewith among the Lenders, the Existing Lenders and the Borrower (the "Master Assignment Agreement"), which agreement would become effective upon the satisfaction of the conditions to effectiveness of this Agreement, but immediately prior thereto;

         WHEREAS, the amendment and restatement of the Original Credit Agreement pursuant to this Agreement shall have the effect of a substitution of terms of the Original Credit Agreement, but will not have the effect of causing a novation, refinancing or other repayment of the "Obligations" under and as defined in the Original Credit Agreement (hereinafter, the "Original Obligations") or a termination or extinguishment of the Liens securing such Original Obligations, which Original Obligations shall remain outstanding and repayable pursuant to the terms of this Agreement and which Liens shall remain attached, enforceable and perfected securing such Original Obligations and all additional Obligations arising under this Agreement.

         WHEREAS, upon the effectiveness of this Agreement and to provide financing thereafter for the ongoing working capital and general corporate needs of the Borrower and its Restricted Subsidiaries, the following financing facilities will be available to the Borrower pursuant to this Agreement, and the Commitments and outstanding Loans and Letters of Credit under and as defined in the Original Agreement thereupon shall constitute:

                  (a) a Term A Loan Commitment and a Term B Loan Commitment pursuant to which Term Loans shall be owing by the Borrower to the Lenders on the Closing Date in outstanding principal amounts of $100,000,000 (in the case of Term A Loans) and $75,000,000 (in the case of Term B Loans) as set forth in Schedule II hereto;

                  (b) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed $80,000,000 will be available to the Borrower from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date, and Revolving Loans, shall be owing by the Borrower to the Lenders on the Closing Date in the outstanding principal amount set forth in Schedule II hereto;

                  (c) a Letter of Credit Commitment pursuant to which the Issuer will issue Letters of Credit for the account of the Borrower and its Restricted Subsidiaries that are Subsidiary Guarantors from time to time on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $10,000,000 (provided, that the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount), and Letter of Credit Outstandings shall be owing by the Borrower and such Restricted Subsidiaries to the Lenders on the Closing Date in the outstanding amounts set forth in Schedule II hereto; and

                  (d) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $10,000,000 will be made on and subsequent to the Closing Date but prior to the Revolving Loan Commitment Termination Date (provided, that the aggregate outstanding principal amount of such Swing Line Loans, together with Revolving Loans and Letter of Credit Outstandings, at any time shall not exceed the then existing Revolving Loan Commitment Amount) and Swing Line Loans shall be owing by the Borrower to the Swing Line Lender on the Closing Date in the outstanding principal amount set forth in Schedule II hereto; and

         WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit;

         NOW, THEREFORE, the parties hereto agree as follows.

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Acquisition" means the acquisition, by purchase or otherwise, of all or substantially all of the assets (or any part of the assets constituting all or substantially all of a business or line of business) of any Person, whether such acquisition is direct or indirect, including through the acquisition of the business of, or more than 50% of the outstanding Voting Stock of, such Person, and whether such acquisition is effected in a single transaction or in a series of related transactions, and the acquisition, by purchase or otherwise, of additional shares of the outstanding Voting Stock of any Restricted Subsidiary of the Borrower which is not then a wholly-owned Subsidiary of the Borrower.

         "Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.

         "Affected Lender" is defined in Section 4.11.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly,

                  (a) to vote 10% or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

                  (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

         "Agreement" means, on any date, the Original Agreement, as amended and restated by this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time further amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

         "Allied" means Allied Waste Industries, Inc., a Delaware corporation.

         "Allied Acquisition Documents" means, collectively, the Allied Purchase Agreements and each other purchase, sales, operating, transition and other agreement executed and delivered in connection with the transactions contemplated by the Allied Purchase Agreements (including, without limitation, documentation relating to the contribution by Allied and Browning-Ferris Industries, Inc. of their medical waste services businesses and related assets subject to the Allied Purchase Agreements to BFI Medical Waste, Inc., a Delaware corporation).

         "Allied Purchase Agreements" means, collectively, that certain Stock Purchase Agreement dated as of April 14, 1999, as amended on October 22, 1999 and November 12, 1999 between the Borrower and Allied, and that certain Asset Purchase Agreement dated as of April 14, 1999, as amended on October 22, 1999 between the Borrower and Allied.

         "Applicable Commitment Fee" means, (a) for each day from the Closing Date to (but excluding) the earlier of the date upon which either a Compliance Certificate pursuant to clause (c) of Section 7.1.1 or a Pricing Certificate, in either case, for the Fiscal Quarter ending September 30, 2001 is delivered by the Borrower to the Administrative Agent, a fee which shall accrue at a rate of 0.45% per annum, and (b) at all times from the earlier of the date upon which the Compliance Certificate or the Pricing Certificate described in the immediately preceding clause (a) is delivered, a fee which shall accrue at the applicable rate per annum set forth below under the column entitled "Applicable Commitment Fee", determined by reference to the applicable Leverage Ratio referred to below:

         -----------------------------------------------------------------------
                Leverage Ratio                       Applicable Commitment Fee
         -----------------------------------------------------------------------
         greater than 3.75:1.00                                0.50%
         -----------------------------------------------------------------------
         greater than 3.50:1.00 and less
         than or equal to 3.75:1.00                            0.45%
         -----------------------------------------------------------------------
         greater than 3.00:1.00 and less
         than or equal to 3.50:1.00                            0.40%
         -----------------------------------------------------------------------
         greater than 2.50:1.00 and less
         than or equal to 3.00:1.00                            0.35%
         -----------------------------------------------------------------------
         less than or equal to 2.50:1.00                       0.30%
         -----------------------------------------------------------------------

         The Leverage Ratio used to compute the Applicable Commitment Fee shall, subject to the last sentence of this definition, be that set forth in the Compliance Certificate or the Pricing Certificate, as the case may be, most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of
(i) a new Compliance Certificate pursuant to clause (c) of Section 7.1.1 or (ii) a new Pricing Certificate, whichever is delivered earlier. If the Borrower (A) shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause (notwithstanding the fact that the Borrower may have previously delivered a Pricing Certificate for the same applicable period), the Applicable Commitment Fee from and including the day immediately following such delivery due date to (but excluding) the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to the highest Applicable Commitment Fee set forth above or (B) shall deliver a Compliance Certificate for the same period for which a Pricing Certificate was previously delivered, and such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Commitment Fee which is greater than the Applicable Commitment Fee then in effect, then (x) such greater Applicable Commitment Fee shall be deemed to be in effect for all purposes of this Agreement from the date such Pricing Certificate was delivered to the Administrative Agent and (y) in furtherance thereof, if the Borrower shall have made any payment in respect of fees during the period from the date such Pricing Certificate was delivered to the actual date of delivery of such Compliance Certificate, then the Borrower shall pay in the form of a supplemental payment of fees, an amount which equals the difference between the amount of fees that would otherwise have been paid, determined as if such Compliance Certificate was delivered on the date such Pricing Certificate was actually delivered and the amount of such fees so paid, which supplemental payment of fees shall be due and payable on the actual date of delivery of such Compliance Certificate.

         "Applicable Margin" means, at all times during the applicable periods set forth below,

                  (a) from the Closing Date to (but excluding) the earlier of the date upon which either a Compliance Certificate pursuant to clause
         (c) of Section 7.1.1 or a Pricing Certificate, in either case, for the Fiscal Quarter ending September 30, 2001, is delivered by the Borrower to the Administrative Agent with respect to the unpaid principal amount of each

                           (i) Swing Line Loan (which shall be borrowed and
                  maintained only as a Base Rate Loan), Revolving Loan and Term A Loan maintained as a Base Rate Loan, 1.375% per annum;

                           (ii) Term B Loan maintained as a Base Rate Loan,
                  1.75% per annum;

                           (iii) Revolving Loan and Term A Loan maintained as a
                  LIBO Rate Loan, 2.375% per annum; and

                           (iv) Term B Loan maintained as a LIBO Rate Loan,
                  2.75% per annum;

                  (b) with respect to Loans other than Term B Loans, at all times from the earlier of the date upon which the Compliance Certificate or the Pricing Certificate described in the immediately preceding clause (a) is delivered, with respect to the unpaid principal amount of each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan), Revolving Loan and Term A Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of such Loans made or maintained as LIBO Rate
         Loans:


         ---------------------------------------------------------------------------------------------------
                                                  Applicable Margin For Base     Applicable Margin For LIBO
                     Leverage Ratio                        Rate Loans                     Rate Loans
         ---------------------------------------------------------------------------------------------------
         greater than 3.75:1.00                              1.625%                         2.625%
         ---------------------------------------------------------------------------------------------------
         greater than 3.50:1.00 and less than
         or equal to 3.75:1.00                               1.375%                         2.375%
         ---------------------------------------------------------------------------------------------------
         greater than 3.00:1.00 and less than
         or equal to 3.50:1.00                               1.125%                         2.125%
         ---------------------------------------------------------------------------------------------------
         greater than 2.50:1.00 and less than
         or equal to 3.00:1.00                               0.875%                         1.875%
         ---------------------------------------------------------------------------------------------------
         less than or equal to 2.50:1.00                     0.625%                         1.625%
         ---------------------------------------------------------------------------------------------------

         ; provided, however, that, if, on or before the last day of any Fiscal Quarter with respect to which the Compliance Certificate or Pricing Certificate described in the immediately preceding clause (a) is delivered, the Borrower shall have consummated a Qualified Subordinated Note Redemption, then, notwithstanding the foregoing, the rates shall be determined by reference to the Leverage Ratio, as follows:


         -------------------------------------------------------------------------------------------------------
                                                  Applicable Margin For Base     Applicable Margin For LIBO
                     Leverage Ratio                        Rate Loans                     Rate Loans
         -------------------------------------------------------------------------------------------------------
         greater than 3.75:1.00                              1.500%                         2.500%
         -------------------------------------------------------------------------------------------------------
         greater than 3.50:1.00 and less than
         or equal to 3.75:1.00                               1.250%                         2.25%
         -------------------------------------------------------------------------------------------------------
         greater than 3.00:1.00 and less than
         or equal to 3.50:1.00                               1.00%                          2.00%
         -------------------------------------------------------------------------------------------------------
         greater than 2.50:1.00 and less than
         or equal to 3.00:1.00                               0.75%                          1.75%
         -------------------------------------------------------------------------------------------------------
         less than or equal to 2.50:1.00                     0.50%                          1.50%
         -------------------------------------------------------------------------------------------------------


                  (c) with respect to Term B Loans, at all times from the earlier of the date upon which either the Compliance Certificate or the Pricing Certificate described in the immediately preceding clause (a) is delivered, with respect to the unpaid principal amount of each Term B Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans", in the case of such Loans made or maintained as LIBO Rate Loans:


         ------------------------------------------------------------------------------------------------------
                                                   Applicable Margin For Base     Applicable Margin For LIBO
                     Leverage Ratio                         Rate Loans                    Rate Loans
         ------------------------------------------------------------------------------------------------------
         greater than 3.75:1.00                               2.00%                          3.00%
         ------------------------------------------------------------------------------------------------------
         greater than 3.00:1.00 and less than                 1.75%                          2.75%
         or equal to 3.75:1.00
         ------------------------------------------------------------------------------------------------------
         less than or equal to 3:00:1.00                      1.50%                          2.50%
         ------------------------------------------------------------------------------------------------------

The Leverage Ratio used to compute the Applicable Margin shall, subject to the last sentence of this definition, be that set forth in the Compliance Certificate or the Pricing Certificate, as the case may be, most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of (i) a new Compliance Certificate pursuant to clause (c) of Section 7.1.1 or (ii) a new Pricing Certificate, whichever is delivered earlier. If the Borrower (A) shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause (notwithstanding the fact that the Borrower may have previously delivered a Pricing Certificate for the same applicable period), the Applicable Margin from and including the day immediately following such delivery due date to (but excluding) the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to the highest Applicable Margin set forth above or (B) shall deliver a Compliance Certificate for the same period for which a Pricing Certificate was previously delivered, and such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Margin which is greater than the Applicable Margin then in effect, then (x) such greater Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the date such Pricing Certificate was delivered to the Administrative Agent and (y) in furtherance thereof, if the Borrower shall have made any payment in respect of interest during the period from the date such Pricing Certificate was delivered to the actual date of delivery of such Compliance Certificate, then the Borrower shall pay in the form of a supplemental payment of interest, an amount which equals the difference between the amount of interest that would otherwise have been paid, determined as if such Compliance Certificate was delivered on the date such Pricing Certificate was actually delivered and the amount of such interest so paid, which supplemental payment of interest shall be due and payable on the actual date of delivery of such Compliance Certificate.

         "Arranger" is defined in the preamble.

         "Assignee Lender" is defined in Section 10.11.1.

         "Assignor Lender" is defined in Section 10.11.1.

         "Authorized Officer" is defined in clause (b) of Section 5.1.1.

         "Bain" means (i) Bain Capital, Inc., a Delaware corporation, any Person that Bain Capital, Inc. has the power to direct or cause the direction of the management and policies thereof (whether by contract or otherwise) and any Person that has the power to direct or cause the direction of the management and policies of Bain Capital, Inc. and (ii) any investment fund which is managed by any Person referred to in the preceding clause (i) and a controlling interest of which is owned by any such Person, by employees of Bain Capital, Inc. or by any combination of such Persons and such employees.

         "Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/100 of 1%) equal to the higher of

                  (a) the Reference Rate in effect on such day; and

                  (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Base Rate; provided, that the failure to give such notice shall not affect the Base Rate in effect after such change.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Base Rate.

         "BofA" means Bank of America, N.A., in its individual capacity.

         "BofA Fee Letter" means the confidential letter agreement captioned "$255 Million in Senior Secured Credit Facilities", dated October ___, 2001, among the Arranger, the Administrative Agent and the Borrower.

         "Borrower" is defined in the preamble.

         "Borrower Closing Date Certificate" means the closing date certificate executed and delivered by the Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit D-1 hereto.

         "Borrower Security and Pledge Agreement" means the Amended and Restated Security and Pledge Agreement executed and delivered by an Authorized Officer of the Borrower pursuant to Section 5.1.10 or 7.1.9, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

         "Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

         "Business Day" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, Chicago, Illinois or Charlotte, North Carolina; and

                  (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

         "Capital Expenditures" means, for any period, the aggregate amount of all expenditures of the Borrower and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; provided, however, that Capital Expenditures shall not include (i) capital expenditures that are (A) made with Casualty Proceeds or Net Disposition Proceeds which are reinvested in accordance with clause (e) or (f) of Section 3.1.1 or (B) in respect of Capitalized Lease Liabilities which are Permitted Refinancings of previously incurred Capitalized Lease Liabilities or (ii) Permitted Acquisitions.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

         "Capitalized Lease Liabilities" means all monetary obligations of the Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "Cash Collateralize" means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms reasonably satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit.

         "Cash Equivalent Investment" means, at any time:

                  (a) any direct obligation of (or unconditionally guaranteed by) the United States of America or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of America or a State thereof) maturing not more than twelve months after such time;

                  (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of any
                  Obligor) or bank organized under the laws of any State of the United States or of the District of Columbia and rated A-1 (or the equivalent thereof) or higher by S&P or P-1 (or the equivalent thereof) or higher by Moody's, or

                           (ii) any Lender (or its holding company);

                  (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either

                           (i) any bank organized under the laws of the United
                  States (or any State thereof) and which has (x) a credit rating of A2 (or the equivalent thereof) or higher from Moody's or A (or the equivalent thereof) or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                           (ii) any Lender;

                  (d) any repurchase agreement having a term of 7 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) which

                           (i) is secured by a fully perfected security interest
                  in any obligation of the type described in clause (a), and

                           (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

                           (iii) shares of investment companies that are
                  registered under the Investment Company Act of 1940, as amended, and that invest solely in one or more of the types of securities described in clauses (a) through (d) above.

         "Casualty Event" means the damage, destruction, condemnation, taking, seizing or similar event, as the case may be, of any property of the Borrower or any of its Restricted Subsidiaries.

         "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation or similar awards received by the Borrower or any of its Restricted Subsidiaries in connection therewith, but excluding (i) any proceeds or awards required to be paid to a creditor (other than any Secured Party) which holds a first-priority Lien permitted by Section
7.2.3 on the property which is the subject of such Casualty Event and (ii) any taxes and other costs actually paid or estimated by such Person (in good faith) to be payable in cash in connection with any adjustment or settlement in respect of such proceeds or awards; provided, however, that if, after the payment of all taxes with respect to such adjustment or settlement, the amount of estimated taxes, if any, pursuant to clause (ii) above exceeded the tax amount actually paid in cash in respect of such adjustment or settlement, the aggregate amount of such excess shall, at such time, constitute Casualty Proceeds.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means

                  (a) at any time, any person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act), other than Bain and/or MDCP (acting individually or as a group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act), shall become the ultimate "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 25% of the Voting Stock of the Borrower on a fully diluted basis; or

                  (b) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or

                  (c) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any Subordinated Debt Document or any document relating to the Convertible PIK Preferred Equity or any other Capital Stock issued by the Borrower or any of its Restricted Subsidiaries.

         "Closing Date" means the first date on which all of the conditions set forth in Section 5.1 shall have been satisfied.

         "Co-Syndication Agents" is defined in the preamble.

         "Code" means the Internal Revenue Code of 1986, and the regulations and rulings thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "Commitment" means, as the context may require, a Lender's Term A Loan Commitment, Term B Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment, or the Swing Line Lender's Swing Line Loan Commitment.

         "Commitment Amount" means, as the context may require, the Term A Loan Commitment Amount, the Term B Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

         "Commitment Termination Date" means, as the context may require, the Term A Loan Commitment Termination Date, the Term B Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

         "Commitment Termination Event" means

                  (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of all or any portion of the
                  Loans to be due and payable pursuant to Section 8.3, or

                           (ii) the giving of notice by the Administrative
                  Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Compliance Certificate" means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of the Borrower, substantially in the form of Exhibit E hereto, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

         "Consultant" means any natural person who is performing tasks for the Borrower and/or any Restricted Subsidiary that are customarily performed by an employee of the Borrower and/or such Restricted Subsidiary.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments for deposit or in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby (or, if such amount is not expressly stated or capable of being determined, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith).

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Convertible PIK Preferred Equity" means the pay-in-kind preferred equity securities issued by the Borrower to Bain and MDCP pursuant to the Convertible PIK Preferred Equity Purchase Agreement.

         "Convertible PIK Preferred Equity Purchase Agreement" means the Amended and Restated Series A Convertible Preferred Stock Purchase Agreement, dated as of September 26, 1999, between the Borrower, Bain and MDCP.

         "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit D to the applicable Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Credit Extension" means, as the context may require,

                  (a) the making (but not the continuation or conversion) of a Loan by a Lender; or

                  (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by the Issuer.

         "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "Disbursement Due Date" is defined in Section 2.6.2.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with (unless otherwise provided hereunder) the written consent of the Required Lenders.

         "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower's or its Restricted Subsidiaries' assets (including accounts receivables and Capital Stock of Subsidiaries) to any Person other than to the Borrower or another Restricted Subsidiary in a single transaction or series of related transactions.

         "Documentation Agent" is defined in the preamble.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means the office of a Lender designated as its "Domestic Office" on its signature page hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrower.

         "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

         "EBITDA" means, for any applicable period, the sum of

                  (a) Net Income,

plus

                  (b) to the extent deducted in determining Net Income, the sum, without duplication, of (i) income tax (including foreign income taxes and any state income taxes imposed on a single business, unitary or similar basis) expense (whether paid or deferred), (ii) Interest Expense, (iii) amounts attributable to amortization and depreciation of assets, (iv) other non-cash charges and (v) extraordinary cash losses (but solely to the extent such extraordinary cash losses do not exceed the extraordinary cash gains for such period), minus

                  (c) to the extent included in Net Income, the sum of (i) non-cash credits and (ii) the amount of cash expended in such period with respect to any amount which, under clause (b)(iv) above, was taken into account in determining EBITDA for any prior period;

provided, however, that EBITDA shall be increased by the amount of Transaction Costs actually paid during such period to the extent such amount was deducted in determining Net Income for such period.

         "Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, the Hazardous Materials Transportation Act, as amended, any so-called "Superfund" and "Superlien" law (including those already referenced in this definition), and any other law having a similar subject matter.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations and rulings thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

         "Event of Default" is defined in Section 8.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exemption Certificate" is defined in clause (e) of Section 4.6.

         "Existing Lenders" is defined in the recitals.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         "Filing Agent" is defined in Section 5.1.7.

         "Filing Statements" is defined in Section 5.1.7.

         "Fiscal Quarter" means a quarter ending on the last day of March, June, September or December.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2001 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

         "Fixed Charge Coverage Ratio" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

                  (a) EBITDA (for all such Fiscal Quarters);

to

                  (b) the sum (for all such Fiscal Quarters) of (i) Interest Expense accrued during such period and paid or payable in cash, (ii) Capital Expenditures of the Borrower and its Restricted Subsidiaries made during such period, (iii) scheduled principal repayments of Indebtedness made during such period (including repayments of the Term Loans pursuant to clauses (c) and (d) of Section 3.1.1, after giving effect to any reductions in such scheduled principal repayments attributable to any mandatory prepayments of the Term Loans) and, (iv) all income Taxes accrued during such period and paid or payable in cash by the Borrower and its Restricted Subsidiaries.

         "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by the Borrower or any of its Restricted Subsidiaries pursuant to the terms of this Agreement or the Original Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or, in the reasonable judgment of the Administrative Agent, advisable under the laws of organization or incorporation of a Restricted Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the Security and Pledge Agreement), it being agreed and understood that the Administrative Agent may determine, in its reasonable discretion, whether any particular Foreign Subsidiary's Capital Stock is sufficiently material to warrant the expense and administrative burden of obtaining such an agreement as opposed to relying solely upon the Security and Pledge Agreement to protect or perfect such Lien or security interest in such Capital Stock.

         "Foreign Subsidiary" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the property and assets of which are located outside of the United States of America.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Hazardous Material" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c) any solid waste that is generated in the diagnosis, treatment (e.g., provision of medical services) or immunization of human beings or animals, in research pertaining thereto, or in the production or testing of biologicals;

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

         "Hedging Agreements" means currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

         "Impermissible Qualification" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

         "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all Capitalized Lease Liabilities of such Person;

                  (d) for purposes of Section 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (e) net liabilities of such Person under all Hedging Obligations;

                  (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses in the ordinary course of business which are not overdue for a period of more than 120 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided, however, that, to the extent such Indebtedness is limited in recourse solely to the assets securing such Indebtedness, the amount of such Indebtedness shall be limited to the lesser of (i) the stated amount (if any) of such Indebtedness and (ii) the fair market value of the assets securing such Indebtedness);

                  (g) obligations arising under Synthetic Leases of such Person;

                  (h) Redeemable Capital Stock of such Person; and

                  (i) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "Interco Subordination Agreement" means the Intercompany Subordination Agreement, substantially in the form of Exhibit K hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement or the Original Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Intercompany Note" means, with respect to the Borrower or any of its Restricted Subsidiaries, as the maker thereof, a promissory note substantially in the form of Exhibit A to the Security and Pledge Agreement (with such modifications as the Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall evidence all intercompany loans which may be made from time to time by the payee thereunder to such maker and shall be duly endorsed and pledged by the payee in favor of the Administrative Agent.

         "Interest Expense" means, for any Fiscal Quarter, the aggregate interest expense (both accrued and paid) of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter, including the portion of any payments made in respect of Capitalized Lease Liabilities and Synthetic Leases allocable to interest expense (net of interest income paid during such period to the Borrower and its Restricted Subsidiaries), but excluding any Transaction Costs (to the extent included in interest expense) and the annual administrative agency fees payable to the Administrative Agent pursuant to the BofA Fee Letter.

         "Interest Period" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three, six, or with the consent of each applicable Lender, twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

         "Investment" means, relative to any Person,

                  (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person;

                  (b) any Contingent Liability incurred by a Person with respect to the Indebtedness or other obligations of another Person; and

                  (c) any Capital Stock held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

         "Investment Returns" is defined in Section 7.2.5.

         "ISP Rules" is defined in Section 10.9.

         "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

         "Issuer" means BofA (or any successor appointed in accordance with Section 9.4) in its capacity as Issuer of the Letters of Credit. At the request of either the Borrower or BofA and with such other Person's consent (in either case, not to be unreasonably withheld), another Lender or an Affiliate of BofA may issue one or more Letters of Credit hereunder; provided, however, that no more than two Persons shall at any time be, or be deemed to be, an "Issuer" under the terms of this Agreement.

         "Lender Assignment Agreement" means an assignment agreement substantially in the form of Exhibit L hereto.

         "Lenders" is defined in the preamble and includes each Person that becomes a Lender pursuant to Section 10.11.1.

         "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender, the Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

                  (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

                  (b) any investigation, claim, litigation, or proceeding related to personal injury arising from exposure or alleged exposure to Hazardous Materials handled by the Borrower or any of its Subsidiaries;

                  (c) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.12;

                  (d) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

                  (e) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, Release or threatened Release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

         "Letter of Credit" is defined in Section 2.1.2.

         "Letter of Credit Commitment" means the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with respect to each Revolving Loan Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

         "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $10,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) the excess of (i) Total Debt outstanding on the last day of such Fiscal Quarter over (ii) the amount of Unrestricted Cash on the last day of such Fiscal Quarter to

                  (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

         "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to BofA's (or any successor Administrative Agent's) LIBOR Office in the London interbank market at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the requested LIBO Rate Loan and for a period approximately equal to such Interest Period.

         "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

         "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:


         -----------------------------------------------------------------------
             LIBO Rate                 =                       LIBO Rate
         -----------------------------------------------------------------------
         (Reserve Adjusted)                     1.00 - LIBOR Reserve Percentage
         -----------------------------------------------------------------------

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

         "LIBOR Office" means the office of a Lender designated as its "LIBOR Office" on its signature page hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation (it being understood that "protective filings" comprised of UCC financing statements filed with respect to assets leased (and not owned) by the Borrower and its Restricted Subsidiaries shall not be deemed to be Liens on assets of the Borrower and its Restricted Subsidiaries).

         "Loan" means, as the context may require, a Revolving Loan, a Term Loan or a Swing Line Loan of any type.

         "Loan Documents" means, collectively, this Agreement, the Original Credit Agreement as amended and restated by this Agreement, the Letters of Credit, the Notes, each Rate Protection Agreement, the Interco Subordination Agreement, the BofA Fee Letter, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein, as the same may be amended, modified, restated or supplemented from time to time.

         "Master Assignment Agreement" is defined in the recitals.

         "Material Adverse Effect" means a material adverse effect on (i) the business, assets, financial condition, operations, properties or regulatory status of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the rights and remedies of any Secured Party under any Loan Document or (iii) the ability of any Obligor to perform its Obligations under any Loan Document.

         "Material Documents" means the Allied Acquisition Documents, the Organic Documents of the Borrower and its Restricted Subsidiaries, the Subordinated Debt Documents, and the Convertible PIK Preferred Equity Purchase Agreement in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

         "Material Subsidiary" means each Subsidiary of the Borrower that

                  (a) is designated as a "Material Subsidiary" in a written notice delivered by the Borrower to the Administrative Agent on or prior to the Closing Date;

                  (b) (i) in the case of any Subsidiary which, at the time any determination is made, is a Restricted Subsidiary, accounted for at least 5.00%, and (ii) in the case of any Subsidiary which, at the time any determination is made, is an Unrestricted Subsidiary, accounted for at least 10.00%, in each case, of the consolidated gross revenues of the Borrower and its Subsidiaries for the most recently completed Fiscal Quarter with respect to which, pursuant to clause (a) or (b) of
         Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower on or before the date as of which any such determination is made, as reflected in such financial statements; or

                  (c) (i) in the case of any Subsidiary which, at the time any determination is made, is a Restricted Subsidiary, accounted for at least 5.00%, and (ii) in the case of any Subsidiary which, at the time any determination is made, is an Unrestricted Subsidiary, accounted for at least 10.00%, in each case, of the consolidated gross assets of the Borrower and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to clause (a) or (b) of Section 7.1.1, financial statements have been, or are required to have been, delivered by the Borrower on or before the date as of which any such determination is made, as reflected in such financial statements.

         "MDCP" means Madison Dearborn Capital Partners III, L.P., a Delaware limited partnership, Madison Dearborn Partners III, L.P., a Delaware limited partnership, and any Person that the general partner of Madison Dearborn Partners III, L.P. has the power to direct or cause the direction of the management and policies thereof (whether by contract or otherwise).

         "Modifications" is defined in the recitals.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement or the Original Credit Agreement in substantially the form of Exhibit I-1 or Exhibit I-2 hereto, as applicable, under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Mortgage Modifications" is defined in Section 5.1.14.

         "Net Debt Proceeds" means with respect to the incurrence, sale or issuance by the Borrower or any of its Restricted Subsidiaries of any Indebtedness (other than any Indebtedness permitted by Section 7.2.2), the excess of:

                  (a) the gross cash proceeds received by such Person from such incurrence, sale or issuance,

over

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred or estimated (in good faith) to be payable in cash in connection with such incurrence, sale or issuance which have not been paid to Affiliates of the Borrower in connection therewith.

         "Net Disposition Proceeds" means, with respect to any Disposition of any assets of the Borrower or any of its Restricted Subsidiaries (other than sales permitted pursuant to clause (a), (b), (c) or (d) of Section 7.2.11), the excess of

                  (a) the gross cash proceeds received by such Person from any such Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof, over

                  (b) the sum (without duplication) of (i) all reasonable and customary legal, investment banking, brokerage and accounting and other professional fees and disbursements actually incurred in connection with such Disposition which have not been paid to Affiliates of the Borrower in connection therewith, (ii) all taxes and other governmental costs and expenses actually paid or estimated by such Person (in good faith) to be payable in cash in connection with such Disposition, and
         (iii) payments made by such Person to retire Indebtedness (other than the Credit Extensions) of such Person where payment of such Indebtedness is required in connection with such Disposition;

provided, however, that if, after the payment of all taxes with respect to such Disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such Disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

         "Net Equity Proceeds" means with respect to the sale or issuance by the Borrower or any of its Restricted Subsidiaries to any Person of any Capital Stock, warrants or options or the exercise of any such warrants or options, the excess of:

                  (a) the gross cash proceeds received by such Person from such sale, exercise or issuance,

over

                  (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of the Borrower in connection therewith;

provided, however, that Net Equity Proceeds shall not include (i) any gross cash proceeds received by the Borrower or any Restricted Subsidiary (A) from Bain or MDCP, or any director, officer or employee of the Borrower or any Restricted Subsidiary or any Consultant; provided that, in each case, the Capital Stock issued to any such Person is for such Person's own account and not with a view to, or intention of, distribution thereof, (B) which are concurrently used by the Borrower or any of its Restricted Subsidiaries to finance a Permitted Acquisition or (C) in respect of Investments permitted by Section 7.2.5 by the Borrower or any Restricted Subsidiary in any Subsidiary or (ii) $10,000,000 in aggregate gross cash proceeds received by Foreign Subsidiaries in respect of issuances of their Capital Stock.

         "Net Income" means, for any period, the aggregate of all amounts (including extraordinary losses, but excluding, except to the extent of extraordinary losses during such period, extraordinary gains) which would be included as net income on the consolidated financial statements of the Borrower and its Restricted Subsidiaries for such period; provided, however, that the Net Income of any Restricted Subsidiary that is not a Subsidiary Guarantor shall be excluded from Net Income of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval that has not been obtained or, directly or indirectly, by operation of the terms of its Organic Documents or any agreement (other than an agreement with the Borrower or its Restricted Subsidiaries), instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders.

         "Net Worth" means, as of any date of determination, the amount of total assets minus total liabilities (but in no event including within liabilities the Convertible PIK Preferred Equity), in each case which would be included on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such time.

         "Non-Domestic Lender" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

         "Non-Excluded Taxes" means any Taxes other than net income, gross receipts and franchise taxes imposed with respect to any Secured Party by a Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office.

         "Note" means, as the context may require, a Revolving Note, a Term A Note, a Term B Note or a Swing Line Note.

         "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of each Obligor arising under or in connection with a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations, and including all Original Obligations.

         "Obligor" means, as the context may require, the Borrower and each other Person (other than a Secured Party) obligated under any Loan Document.

         "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Stock.

         "Original Credit Agreement" is defined in the recitals.

         "Original Obligations" is defined in the recitals.

         "Other Person" is defined in the definition of "Subsidiary".

         "Other Taxes" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

         "Participant" is defined in Section 10.11.2.

         "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit B to either Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "Percentage" means, as the context may require, any Lender's RL Percentage, Term A Percentage or Term B Percentage.

         "Perfection Certificate" means the Perfection Certificate executed and delivered by an Authorized Officer of each Obligor that is a party to the Security and Pledge Agreement pursuant to Section 5.1.13 or 7.1.8, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Permitted Acquisition" means an Acquisition (whether pursuant to a merger or an acquisition of Capital Stock, assets or otherwise) by the Borrower or any Restricted Subsidiary from any Person in which the following conditions are satisfied:

                  (a) immediately before and after giving effect to such Acquisition, no Default shall have occurred and be continuing or would result therefrom (including under Section 7.2.1);

                  (b) in the case of an Acquisition of Capital Stock by the Borrower or such Restricted Subsidiary, such Acquisition results in the issuer of such Capital Stock becoming a Restricted Subsidiary;

                  (c) consideration for such Acquisition shall be comprised of Capital Stock of the Borrower, Capital Stock of a Foreign Subsidiary issued in accordance with Section 7.2.9, the assumption or incurrence of Indebtedness permitted under clause (h) or (i) of Section 7.2.2 and/or cash;

                  (d) the aggregate amount of the consideration for such Acquisition consisting of cash and Indebtedness incurred or assumed in connection therewith (including, without limitation, Indebtedness of the Person subject to such Acquisition if effected as an acquisition of such Person's Capital Stock or merger of such Person with and into the Borrower or any existing Subsidiary, and including any contingent obligations to repurchase Capital Stock issued as part of the consideration for such Acquisition) is less than $35,000,000;

                  (e) if, at the time of such Acquisition, the Leverage Ratio is greater than 3.00:1.00, calculated based upon the Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c), adjusted to give pro forma effect to such Acquisition (consistent with clause (b) of Section 1.4), then the total aggregate amount of consideration for all Acquisitions consummated after the Effective Date consisting of cash and Indebtedness directly or indirectly incurred or assumed in connection with such

         Acquisitions, and all contingent or liquidated (but not expired or terminated) obligations to repurchase Capital Stock issued as part of the consideration for any Acquisitions, including such consideration to be paid in connection with the subject Acquisition, shall be less than $75,000,000;

                  (f) after giving effect to such Acquisition, at least $10,000,000 of the Revolving Loan Commitment Amount shall be unused;

                  (g) the Person, or operations constituting all or substantially all of a business or line of business of such Person, which is the subject of such Acquisition has positive earnings before interest expense, income tax expense and amortization and depreciation expenses (calculated in substantially the same manner, and subject to analogous adjustments, as contemplated by the definition of EBITDA hereunder, including, without limitation, adjustments consistent with clause (b) of Section 1.4 hereof) for the four calendar quarter period then most recently ended with respect to which financial statements of such Person are available to the Borrower; and

                  (h) in the case of any Acquisition the total aggregate amount of consideration therefor is in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters most recently ended immediately preceding such Acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect (consistent with clause (b) of Section 1.4) to the consummation of such Acquisition and evidencing compliance with the covenants set forth in Section 7.2.4.

         "Permitted Refinancing" means, as to any Indebtedness, the incurrence of other Indebtedness to refinance such existing Indebtedness or the amendment, renewal or other modification of such existing Indebtedness; provided that, in the case of such other Indebtedness or modified Indebtedness, the following conditions are satisfied:

                  (a) the weighted average life to maturity of such refinancing or modified Indebtedness shall be greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced or modified, and the first scheduled principal payment in respect of such refinancing or modified Indebtedness shall not be earlier than the first scheduled principal payment in respect of the Indebtedness being refinanced or modified;

                  (b) the principal amount of such refinancing or modified Indebtedness shall be less than or equal to the principal amount then outstanding of the Indebtedness being refinanced or modified, except in the case of a refinancing or modification of the Subordinated Notes the principal amount of which may be increased in connection with such refinancing or modification provided that the resulting aggregate principal amount thereof does not exceed $125,000,000;

                  (c) the respective obligor or obligors shall be the same on the refinancing or modified Indebtedness as on the Indebtedness being refinanced or modified;

                  (d) the security, if any, for the refinancing or modified Indebtedness shall be the same as that for the Indebtedness being refinanced or modified (except to the extent that less security is granted to holders of the refinancing Indebtedness or modified Indebtedness);

                  (e) the refinancing or modified Indebtedness is subordinated to the Obligations to the same degree, if any, or to a greater degree as the Indebtedness being refinanced or modified; and

                  (f) with respect to any refinancing or modification of the Indebtedness evidenced by the Subordinated Notes, no material terms applicable to such refinancing or modified Indebtedness and, if applicable, the related guarantees of such refinancing or modified Indebtedness (including covenants, events of default, acceleration rights and remedies) shall be more favorable to the lenders with respect to such refinancing or modified Indebtedness than the terms that are applicable under the instruments and documents governing the Indebtedness being refinanced or modified.

         "Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Pledged Subsidiary" means each Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of (i) any of the Capital Stock of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to the Borrower or a Restricted Subsidiary.

         "Pricing Certificate" means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of the Borrower, substantially in the form of Exhibit M hereto.

         "Proceeding" is defined in Section 10.4.

         "Projections" is defined in clause (a)(iii) of Section 5.1.5.

         "Qualified Equity Offering" means an underwritten public offering by the Borrower of its shares of common stock after the Closing Date and on or before November 30, 2002 pursuant to which the Borrower shall have received not less than $30,000,000 of Net Equity Proceeds.

         "Qualified Subordinated Note Redemption" means a redemption by the Borrower after the Closing Date and on or before November 30, 2002 of not less than 21% nor more than 35% of the $125,000,000 outstanding principal of its Subordinated Notes at a redemption price of 112.375% of the face value thereof plus accrued and unpaid interest through the redemption date, such redemption price and interest being paid for solely with the Net Equity Proceeds of a Qualified Equity Offering.

         "Quarterly Payment Date" means the last Business Day of March, June, September and December.

         "Rate Protection Agreement" means, any Hedging Agreement entered into by the Borrower or any of its Restricted Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender.

         "Redeemable Capital Stock" means Capital Stock of the Borrower or any of its Restricted Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time (other than (A) the occurrence of a "Bankruptcy Event" (to the extent such event constitutes an Event of Default under Section 8.1.9) or a "Change in Control", as such terms are defined in the certificate of designations relating to the Convertible PIK Preferred Equity on the Closing Date, or (B) the occurrence of an event substantially similar to such "Bankruptcy Event" and defined by a substantially similar term in the certificate of designations relating to any other Capital Stock of the Borrower or any of its Restricted Subsidiaries otherwise permitted to be issued hereunder (to the extent such event constitutes and Event of Default under Section 8.1.9) or an event substantially similar to such "Change of Control" and defined by a substantially similar term in the applicable certificate of designations relating to any such other Capital Stock) would be required to be redeemed or repurchased (for consideration other than shares of Capital Stock of the Borrower) on or prior to the one year anniversary of the Stated Maturity Date for Term B Loans (as such date may be amended from time to time), (ii) is redeemable or required to be repurchased at the option of the holder thereof (for consideration other than shares of Capital Stock of the Borrower) at any time prior to such date or (iii) is convertible into or exchangeable for debt securities of the Borrower or any of its Restricted Subsidiaries at any time prior to such anniversary. Solely for the avoidance of doubt, Redeemable Capital Stock shall not be deemed to include any of the Convertible PIK Preferred Equity.

         "Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by BofA in Charlotte, North Carolina, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors, including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

         "Register" is defined in clause (b)(i) of Section 2.7.

         "Reimbursement Obligation" is defined in Section 2.6.3.

         "Related Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Release" means a "release", as such term is defined in CERCLA.

         "Replacement Lender" is defined in Section 4.11.

         "Replacement Notice" is defined in Section 4.11.

         "Required Lenders" means, at any time,

                  (a) prior to the Closing Date, Lenders having more than 50% of the Term Loan Commitments and the Revolving Loan Commitments; and

                  (b) on and after the Closing Date, Lenders holding more than 50% of the Total Exposure Amount.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

         "Restricted Payment" means the declaration or payment of any dividend (other than dividends payable solely in Capital Stock (other than Redeemable Capital Stock) of the Borrower or any Restricted Subsidiary) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of the Borrower or any Restricted Subsidiary or any warrants or options to purchase any such Capital Stock (excluding, however, any such payments with respect to obligations of the type described in Section 7.2.9(b)(ii)), whether now or hereafter outstanding, or the making of any other payment or distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Restricted Subsidiary or otherwise, or the redemption, defeasance, prepayment or early retirement of any Subordinated Debt.

         "Restricted Subsidiary" means each Subsidiary of the Borrower which is not an Unrestricted Subsidiary. Unless the context otherwise specifically requires, the term "Restricted Subsidiary" shall be a reference to a Restricted Subsidiary of the Borrower.

         "Revolving Loan" is defined in Section 2.1.1.

         "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation if any, to purchase outstanding "Loans" under and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, its agreement hereunder to amend and restate the terms governing such "Loans" and its obligation (if any) to make Revolving Loans pursuant to clause
(a) of Section 2.1.1.

         "Revolving Loan Commitment Amount" means, on any date, $80,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Revolving Loan Commitment Termination Date" means the earliest of

                  (a) November 15, 2001 (if the Closing Date has not occurred on or prior to such date);

                  (b) September 30, 2006;

                  (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

                  (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clause (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

         "Revolving Loan Lender" is defined in clause (a) of Section 2.1.1.

         "Revolving Note" means a promissory note of the Borrower payable to any Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "RL Percentage" means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth below its signature on the signature pages hereto opposite the reference to "Revolving Loan Commitment" or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have any Revolving Loan Commitment if its percentage under the Revolving Loan Commitment column is zero.

         "S&P" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies.

         "SEC" means the Securities and Exchange Commission.

         "Secured Parties" means, collectively, the Lenders, the Swing Line Lender, the Issuer, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof, and, in each case, each of their respective successors, transferees and assigns.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security and Pledge Agreement" means, as the context may require, the Borrower Security and Pledge Agreement and/or the Subsidiary Security and Pledge Agreement.

         "Senior Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) the excess of (i) Total Debt, other than Subordinated Debt, outstanding on the last day of such Fiscal Quarter over (ii) the amount of Unrestricted Cash on the last day of such Fiscal Quarter to

                  (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

         "Solvent" means, with respect to any Person and its Subsidiaries on a particular date, that on such date (a) the fair value on a going concern basis of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value on a going concern basis of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature, and (d) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

         "Stated Amount" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

         "Stated Expiry Date" is defined in Section 2.6.

         "Stated Maturity Date" means

                  (a) with respect to all Term A Loans, September 30, 2006;

                  (b) with respect to all Term B Loans, September 30, 2007; and

                  (c) with respect to all Revolving Loans and Swing Line Loans, September 30, 2006.

         "Subordinated Debt" means (i) the Subordinated Notes and Indebtedness described under clause (f) of Section 7.2.2 and (ii) all other unsecured Indebtedness of any Obligor subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other repurchase or prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Required Lenders.

         "Subordinated Debt Documents" means, collectively, the Subordinated
Note Indenture and each of the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments (including the Subordinated Notes) and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12.

         "Subordinated Note Indenture" means the Indenture dated November 12, 1999, between the Borrower and State Street Bank and Trust Company, as trustee, as amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12.

         "Subordinated Notes" means the Borrower's 12 3/8% Senior Subordinated Notes due 2009 pursuant to the Subordinated Note Indenture.

         "Subordination Provisions" is defined in Section 8.1.11.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity ("Other Person") of which more than 50% of the outstanding Voting Stock of such Other Person (irrespective of whether at the time Capital Stock of any other class or classes of such Other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

         "Subsidiary Guarantor" means each Domestic Subsidiary of the Borrower that is a Restricted Subsidiary which has executed and delivered to the Administrative Agent the Subsidiary Guaranty (or a supplement thereto).

         "Subsidiary Guaranty" means the amended and restated subsidiary guaranty executed and delivered by each Domestic Subsidiary of the Borrower that is a Restricted Subsidiary pursuant to the terms of this Agreement, substantially in the form of Exhibit F hereto, as may be further amended, supplemented, amended and restated or otherwise modified from time to time.

         "Subsidiary Security and Pledge Agreement" means the Amended and Restated Security and Pledge Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to Section 5.1.10 or 7.1.9, substantially in the form of Exhibit G-2 hereto, as may be further amended, supplemented, amended and restated or otherwise modified from time to time.

         "Swing Line Lender" means BofA (or any successor appointed in accordance with Section 9.4) in its capacity as Swing Line Lender.

         "Swing Line Loan" is defined in clause (b) of Section 2.1.1.

         "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.1.

         "Swing Line Loan Commitment Amount" means, on any date, $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Swing Line Note" means a promissory note of the Borrower payable to the Swing Line Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Synthetic Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

         "Taxes" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

         "Term A Loan" is defined in Section 2.1.3.

         "Term A Loan Commitment" means, relative to any Lender, such Lender's obligation, if any, to purchase outstanding "Loans" under and as defined in the Original Credit Agreement and designated to be converted into or continued as Term A Loans hereunder pursuant to the terms of the Master Assignment Agreement, and its agreement hereunder to amend and restate the terms governing such "Loans" pursuant to Section 2.1.3.

         "Term A Loan Commitment Amount" means, on any date, $100,000,000.

         "Term A Loan Commitment Termination Date" means the earliest of

                  (a) November 15, 2001 (if the Closing Date shall not have occurred on or prior to such date);

                  (b) the Closing Date; and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Term A Loan Commitments shall terminate automatically and without any further action.

         "Term A Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term A Percentage" means, relative to any Lender, the applicable percentage relating to Term A Loans set forth below its signature on the signature pages hereto opposite the reference to "Term A Loan Commitment" or set forth in a Lender Assignment Agreement under the Term A Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have any Term A Loan Commitment if its percentage under the Term A Loan Commitment column is zero.

         "Term B Loan" is defined in Section 2.1.4.

         "Term B Loan Commitment" means, relative to any Lender, such Lender's obligation, if any, to purchase outstanding "Term B Loans" under and as defined in the Original Credit Agreement and designated to be converted into or continued as Term B Loans hereunder pursuant to the terms of the Master Assignment Agreement, and its agreement hereunder to amend and restate the terms governing such "Loans" pursuant to Section 2.1.4.

         "Term B Loan Commitment Amount" means, on any date, $75,000,000.

         "Term B Loan Commitment Termination Date" means the earliest of

                  (a) November 15, 2001 (if the Closing Date shall not have occurred on or prior to such date);

                  (b) the Closing Date; and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Term B Loan Commitments shall terminate automatically and without any further action.

         "Term B Note" means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term B Percentage" means, relative to any Lender, the applicable percentage relating to Term B Loans set forth below its signature on the signature pages hereto opposite the reference to "Term B Loan Commitment" or set forth in a Lender Assignment Agreement under the Term B Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have any Term B Loan Commitment if its percentage under the Term B Loan Commitment column is zero.

         "Term Loans" means, collectively, the Term A Loans and the Term B
Loans.

         "Termination Date" means the date on which all Obligations have been paid in full in cash (other than indemnification obligations that survive the termination of this Agreement and with respect to which no claim has been made against the Borrower that remains unpaid), all Letters of Credit have been terminated, expired or Cash Collateralized, all Rate Protection Agreements have been terminated (except to the extent otherwise consented to by the applicable Secured Parties to the Rate Protection Agreement) and all Commitments have terminated.

         "3CI Corporation" means 3CI Complete Compliance Corporation, a Delaware corporation and a Subsidiary of the Borrower.

         "Total Debt" means, on any date, without duplication, the outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries of the type referred to in clause (a), clause (b), clause (c), clause (f) (other than overdue trade payables) clause (g) and clause (h), in each case of the definition of "Indebtedness", and (without duplication) any Contingent Liability of the Borrower or any Restricted Subsidiary in respect of any of the foregoing.

         "Total Exposure Amount" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

         "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit C to either Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Tranche" means, as the context may require, the Loans constituting Term A Loans, Term B Loans, Revolving Loans or Swing Line Loans.

         "Transaction Costs" means extraordinary and non-recurring costs in respect of (i) fees payable to the Administrative Agent and Arranger on or prior to the Closing Date pursuant to the BofA Fee Letter and the other costs and expenses actually incurred and paid or payable in cash by the Borrower in connection with the preparation, execution and delivery of the Loan Documents,
(ii) underwriting commissions or similar investment banking fees and other fees and expenses actually incurred and paid or payable in cash by the Borrower in connection with a Qualified Subordinated Note Redemption and (iii) all other costs and expenses actually incurred and paid in cash by the Borrower or any Restricted Subsidiaries (including fees of any consultant engaged by the Borrower to assist with due diligence matters) in effecting any Permitted Acquisition.

         "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "Unrestricted Cash" means, at any time, cash and Cash Equivalent Investments of the Borrower and its Restricted Subsidiaries to the extent such cash and Cash Equivalent Investments are not subject to any Lien (other than a Lien in favor of the Administrative Agent pursuant to a Loan Document or a banker's Lien or right of setoff pursuant to customary deposit arrangements) or any restriction as to its use and is included in "cash and cash equivalents" and not "restricted cash" on the consolidated balance sheet of the Borrower.

         "Unrestricted Subsidiary" means (a) each Subsidiary first created or acquired by the Borrower or a Restricted Subsidiary after the Closing Date to the extent the acquisition price therefor (by capital contribution, purchase price, etc.) is funded by the Borrower in accordance with clause (k) of Section
7.2.5 and such Subsidiary is designated by the Borrower as an Unrestricted Subsidiary in a written notice delivered to the Administrative Agent prior to such creation or acquisition, (b) each Subsidiary first created or acquired after the Closing Date by another Unrestricted Subsidiary created or acquired in accordance with the provisions of this definition, provided that the provisions of clause (k) of Section 7.2.5 are not breached in connection with such creation or acquisition, (c) the designation by the Board of Directors of the Borrower of an existing Restricted Subsidiary as an Unrestricted Subsidiary for the purposes of this Agreement pursuant to a certified board resolution delivered to the Administrative Agent, so long as the amount available at the time of such board designation for Investments in Unrestricted Subsidiaries pursuant to clause (k) of Section 7.2.5 exceeds the greater of (x) the book value of the equity of such Restricted Subsidiary held directly or indirectly by the Borrower at such time and (y) the fair market value of such equity (as reasonably determined or estimated by the board), and (d) 3CI Corporation, so long as such Subsidiary is not a wholly-owned Subsidiary; provided, however, that with respect to each Subsidiary described in the preceding clauses (a), (b), (c) and (d), (i) the Borrower and each such Subsidiary which would be included in the U.S. Federal consolidated income tax return of the Borrower shall have entered into a tax sharing agreement in form and substance reasonably satisfactory to the Administrative Agent, (ii) a Restricted Subsidiary cannot be owned in whole or in part by an Unrestricted Subsidiary, (iii) an Unrestricted Subsidiary cannot be designated as a Restricted Subsidiary (A) if, either immediately before or after giving effect to such designation, a Default shall have occurred and be continuing or would result therefrom (including, without limitation, under Sections 7.2.1 and 7.2.2), (B) without prior written notice to the Administrative Agent, and the delivery, together with such notice, of a Compliance Certificate for the period of four full Fiscal Quarters most recently ended immediately preceding such designation (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect (consistent with clause (b) of Section 1.4) to such designation (which designation shall be treated as an Acquisition for purposes hereof) and evidencing compliance with the covenants set forth in Section 7.2.4 and the preceding subclause (A), and (C) until such time as the Borrower has caused the Unrestricted Subsidiary, if it is not a Foreign Subsidiary, to comply with the requirements of Sections 7.1.8 through 7.1.10, and (iv) in order to be permitted to be created or acquired or to continue to exist, no recourse whatsoever may be had to the Borrower or any of its Restricted Subsidiaries or any of their respective properties in respect of any obligations or liabilities (contingent or otherwise) of such Unrestricted Subsidiary except to the extent the aggregate maximum amount of such recourse constitutes an Investment made and permitted pursuant to clause (k) of Section 7.2.5; provided further, however, that, prior to any Subsidiary of the Borrower being designated an Unrestricted Subsidiary for purposes of the Loan Documents, the Borrower shall be required to deliver to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, in which an Authorized Officer of the Borrower shall certify that such Subsidiary complies with clauses (i) through
(iv) above and clause (k) of Section 7.2.5.

         "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "Welfare Plan" means a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

         "wholly-owned Subsidiary" means any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals or other nominees as mandated by applicable laws) is owned directly or indirectly by the Borrower.

         SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule, and each notice and other communication delivered from time to time in connection with any Loan Document.

         SECTION 1.3. Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. Accounting and Financial Determinations. (a) Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in clause (a) of Section 5.1.5. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Restricted Subsidiaries, in each case without duplication.

         (b) For purposes of computing the Leverage Ratio, Senior Leverage Ratio and the Fixed Charge Coverage Ratio, such ratios (and any financial calculations or components required to be made or included therein) shall be determined, with respect to the relevant period, after giving pro forma effect to each Acquisition and Disposition of a Person, business or asset consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such Acquisition, Disposition and related transactions had been consummated on the first day of such period, in each case (i) based on historical results accounted for in accordance with GAAP and (ii) prepared in accordance with Regulation S-X under the Securities Act, as in effect on the Closing Date (provided, that cost savings expected to be realized following an Acquisition in respect of the elimination of duplicative positions and the closing of duplicative facilities may be reflected in such determination as if such cost savings had been effected as of the beginning of such period, so long as (x) such elimination and/or closings are implemented by the business that was the subject of any such Acquisition within six months of the date of such Acquisition and are supportable and quantifiable by the underlying accounting records of such business and (y) all cost increases expected to be incurred following such Acquisition are also reflected in such determination as if such cost increases had been incurred as of the beginning of such period), and, with respect to all calculations made in clauses (i) and (ii), to the extent applicable, based upon reasonable assumptions that are specified in reasonable detail in the relevant Compliance Certificate or other certificate furnished to any Agent or Lender in connection with the terms of this Agreement.

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

         SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuer severally agree to make Credit Extensions as set forth below.

         SECTION 2.1.1 Revolving Loan Commitment and Swing Line Loan Commitment. From time to time on any Business Day occurring from and after the Closing Date but prior to the Revolving Loan Commitment Termination Date,

                  (a) each Lender that has a Revolving Loan Commitment (referred to as a "Revolving Loan Lender") agrees that it will make loans (relative to such Lender, together with all "Loans" owing to such Lender on the Closing Date pursuant to and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, if any, being its "Revolving Loans") to the Borrower equal to such Lender's RL Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day; and

                  (b) the Swing Line Lender agrees that it will make loans (together with all "Swing Line Loans" owing to the Swing Line Lender on the Closing Date pursuant to and as defined in the Original Credit Agreement, its "Swing Line Loans") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause is herein referred to as its "Swing Line Loan Commitment".

Upon the satisfaction of each of conditions set forth in Section 5.1, "Loans" owing to the Lenders or the Swing Line Lender, as applicable, on the Closing Date under and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans or Swing Line Loans hereunder pursuant to the Master Assignment Agreement, shall thereupon constitute Revolving Loans or Swing Line Loans hereunder, as applicable, subject to the terms of this Agreement. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans. No Revolving Loan Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Revolving Loan Lender, together with such Lender's RL Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender's RL Percentage of the then existing Revolving Loan Commitment Amount. Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) the aggregate outstanding principal amount of all Swing Line Loans, together with all Letter of Credit Outstandings and the aggregate outstanding principal amount of all Revolving Loans, would exceed the Revolving Loan Commitment Amount.

         SECTION 2.1.2 Letter of Credit Commitment. From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer agrees that it will

                  (a) issue one or more standby letters of credit (each, together with each "Letter of Credit" outstanding on the Closing Date issued for the account of the Borrower or any Restricted Subsidiary pursuant to and as defined in the Original Credit Agreement, a "Letter of Credit") for the account of the Borrower or any Restricted Subsidiary that is a Subsidiary Guarantor in the Stated Amount requested by the Borrower on such day; or

                  (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder.

Upon the satisfaction of each of the conditions set forth in Section 5.1, all "Letters of Credit" outstanding on the Closing Date under and as defined in the Original Credit Agreement, shall thereupon constitute Letters of Credit hereunder subject to the terms of this Agreement. No Stated Expiry Date shall extend beyond the earlier of (i) 30 days prior to the Revolving Loan Commitment Termination Date and (ii) unless otherwise agreed to by the Issuer in its sole discretion, 364 days from the date of such issuance or extension. The Issuer shall not be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

         SECTION 2.1.3 Term A Loan Commitment. Upon the satisfaction of each of the conditions set forth in Section 5.1, all "Loans" owing to the Lenders on the Closing Date under and as defined in the Original Credit Agreement and designated to be converted into or continued as Term A Loans hereunder pursuant to the Master Assignment Agreement, shall thereupon constitute Term A Loans subject to the terms of this Agreement (each such Lender's Term A Percentage thereof, if any, being its "Term A Loans"). No amounts paid or prepaid with respect to Term A Loans may be reborrowed.

         SECTION 2.1.4 Term B Loan Commitment. Upon satisfaction of each of the conditions set forth in Section 5.1, all "Loans" owing to the Lenders on the Closing Date under and as defined in the Original Credit Agreement and designated to be converted into or continued as Term B Loans hereunder pursuant to the Master Assignment Agreement, shall thereupon constitute Term B Loans subject to the terms of this Agreement (each such Lender's Term B Percentage thereof, if any, being its "Term B Loans"). No amounts paid or prepaid with respect to Term B Loans may be reborrowed.

         SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1 Optional. The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; provided, however, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of
(i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

         SECTION 2.2.2 Mandatory. Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid pursuant to clause (e) or (f) of
Section 3.1.1, in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding.

         SECTION 2.3. Borrowing Procedures. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

         SECTION 2.3.1 Borrowing Procedure. In the case of Revolving Loans, by delivering a Borrowing Request to the Administrative Agent on or before 11:00 a.m. on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $2,000,000 and an integral multiple of $1,000,000, in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment. The Borrower shall be permitted to request that LIBO Rate Loans be made on the Closing Date so long as (i) the Borrower delivers a borrowing request to the Administrative Agent in a timely manner and in accordance with this Section prior to the Closing Date (as if this Section were in effect) and (ii) such borrowing request contains an acknowledgment and agreement by the Borrower that in the event any initial Loans are not made as LIBO Rate Loans in accordance with such borrowing request, the Borrower shall be liable for any loss or expense incurred by any Lender as a result thereof as if
Section 4.4 were in effect at the time such borrowing request was delivered. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of Revolving Loans, on or before 11:00 a.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.3.2 Swing Line Loans. (a) By telephonic notice to the Swing Line Lender on or before 12:00 noon on a Business Day (followed (within one Business Day) by the delivery of a confirming Borrowing Request), the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $100,000 and an integral multiple of $25,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor by the close of business on the Business Day telephonic notice is received by the Swing Line Lender.

         (b) If (i) any Swing Line Loan shall be outstanding for more than four Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when the Borrower requests that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Revolving Loan Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender in writing made on or before 12:00 p.m. (noon) on a Business Day, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Revolving Loan Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "Refunded Swing Line Loans"). On or before 11:00 a.m. on the first Business Day following receipt by each Revolving Loan Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the Revolving Loan Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender's RL Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such Revolving Loan Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/ Conversion Notice to the Administrative Agent on or before 11:00 a.m. on a Business Day, the Borrower may from time to time irrevocably elect,

                  (a) on not less than three nor more than five Business Days' notice, that all, or any portion of (i) Base Rate Loans be converted into LIBO Rate Loans or (ii) LIBO Rate Loans be continued as LIBO Rate Loans, in either case, in an aggregate minimum amount of $2,000,000 in the case of the conversion or continuation of a Revolving Loan, and $5,000,000 in the case of the conversion or continuation of a Term Loan, and, in any case, in an integral multiple of $1,000,000 in excess thereof, or

                  (b) on not less than one nor more than five Business Days' notice, that all, or any portion of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000, be converted into Base Rate Loans;

provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing, and (z) in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan.

         SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

         SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 11:00 a.m. on a Business Day, the Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three nor more than ten Business Days' notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that the Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit on behalf of the Borrower (whether issued for the account of or on behalf of the Borrower or any Subsidiary Guarantor) in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in Section 7.1.7. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary Guarantor). Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) 30 days prior to the Revolving Loan Commitment Termination Date or (ii) (unless otherwise agreed to by the Issuer, in its sole discretion), 364 days from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues.

         SECTION 2.6.1 Other Lenders' Participation. Upon the issuance of each Letter of Credit (or in the case of Letters of Credit issued pursuant to the Original Credit Agreement, upon the occurrence of the Closing Date), and without further action, each Revolving Loan Lender (other than the Issuer) shall be deemed to have irrevocably purchased (or in the case of Letters of Credit issued pursuant to the Original Credit Agreement and to the extent such Lender had previously purchased a participation interest therein pursuant to the Original Credit Agreement, such Lender hereby reaffirms its irrevocable purchase of), to the extent of its RL Percentage, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its RL Percentage, be responsible for reimbursing within one Business Day the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Revolving Loan Lender shall, to the extent of its RL Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 2.6.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed the Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

         SECTION 2.6.2 Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. on the first Business Day following the later of the receipt of such notice by the Borrower and the Administrative Agent and the Disbursement Date (the "Disbursement Due Date"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement; provided, however, that, if no

Default or Event of Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the making of such Disbursement shall be deemed to be a Borrowing of Revolving Loans constituting Base Rate Loans and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a Revolving Loan Commitment will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is such Borrower or a Subsidiary Guarantor).

         SECTION 2.6.3 Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse the Issuer, each Revolving Loan Lender's obligation under Section 2.6.1 to reimburse the Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Revolving Loan Lender, as the case may be, may have or have had against the Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of the Issuer.

         SECTION 2.6.4 Deemed Disbursements. Upon the occurrence and during the continuation of any Default under Section 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

                  (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

                  (b) the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent in an account (which may be interest bearing) designated by the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts (plus accrued interest, if any, thereon) then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations.

         SECTION 2.6.5 Nature of Reimbursement Obligations. Each Obligor and, to the extent set forth in Section 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or wilful misconduct) shall not be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopier, cable, telegraph, telex or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or wilful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put the Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

         SECTION 2.7. Register; Notes. (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to Section 2.7(c) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

                  (b) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause
         (b), to maintain a register (the "Register") in which the Administrative Agent will record each Lender's Commitments, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to
         Section 10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in Section 2.7(c) the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment and/or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor and assignee thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                  (c) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, Term A Note, Term B Note and/or Swing Line Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations or any error in any such notation shall not limit or otherwise affect any Obligations of any Obligor. The Loans evidenced by any such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.11.1) be represented by one or more Notes payable to the order of the payee named therein and its registered assigns. A Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the Borrower marked "exchanged". No assignment of a Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section. Each Note issued as of the Effective Date shall be issued in substitution for, and shall amend and restate, each of the respective "Notes" issued to the Existing Lenders pursuant to and defined in the Original Credit Agreement. No such substitutions, amendments and restatements shall constitute or effect a repayment, refinancing or novation of the amounts evidenced by such original "Notes," but rather a modification and substitution of their respective terms.

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. Repayments and Prepayments; Application. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

     SECTION 3.1.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

          (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

               (i) Loans (other than Swing Line Loans); provided, however, that
          (A) any such prepayment of the Term Loans shall be made pro rata among Term A Loans and Term B Loans (to be applied as set forth in Section 3.1.2) and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans (to be applied as set forth in Section 3.1.2); (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000; and

               (ii) Swing Line Loans; provided, that (A) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m. on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 and an integral multiple of $25,000.

          (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

          (c) On the Stated Maturity Date with respect to the Term A Loans and on each Quarterly Payment Date occurring during each period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans in an amount equal to the amount set forth below opposite such Stated Maturity Date or period during which such Quarterly Payment Date occurs, as applicable:

------------------------------------------- ------------------------------------
                                            Amount of Required
Period                                      Principal Repayment
------------------------------------------- ------------------------------------
01/01/02 through (and
including) 12/31/02                         $2,500,000
------------------------------------------- ------------------------------------
01/01/03 through (and
including) 12/31/03                         $3,750,000
------------------------------------------- ------------------------------------
01/01/04 through (and
including) 12/31/04                         $5,000,000
------------------------------------------- ------------------------------------
01/01/05 through (and
including) 12/31/05                         $6,250,000
------------------------------------------- ------------------------------------
01/01/06 through (and
including) 6/30/06                          $7,500,000
------------------------------------------- ------------------------------------
Stated Maturity Date For                    $15,000,000 or,
Term A Loans                                if different, the
                                            then outstanding
                                            principal amount
                                            of all Term A
                                            Loans.
------------------------------------------- ------------------------------------

          (d) On the Stated Maturity Date with respect to the Term B Loans and on each Quarterly Payment Date occurring during each period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term B Loans in an amount equal to the amount set forth below opposite such Stated Maturity Date or period during which such Quarterly Payment Date occurs, as applicable:


------------------------------------------- ------------------------------------
                                            Amount of Required
Period                                      Principal Repayment
------------------------------------------- ------------------------------------
01/01/02 through (and
including) 12/31/06                         $187,500
------------------------------------------- ------------------------------------
01/01/07 through (and                       $17,812,500
                                            including) 6/30/07
------------------------------------------- ------------------------------------
Stated Maturity Date for Term B Loans       $35,625,000
                                            or, if different, the then
                                            outstanding principal amount of all
                                            Term B Loans.
------------------------------------------- ------------------------------------

          (e) The Borrower shall, following the receipt by the Borrower or any Restricted Subsidiary of any Casualty Proceeds in excess of $1,000,000 (individually or in the aggregate (when taken together with all other Casualty Proceeds and all Net Disposition Proceeds) over the course of a Fiscal Year) deliver to the Administrative Agent a calculation of the amount of such Casualty Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds within 30 days of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Borrower informs the Administrative Agent in writing no later than 30 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or such Restricted Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and the Borrower or such Restricted Subsidiary in fact uses such Casualty Proceeds to rebuild or replace such assets or property within 360 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 360-day period being applied as set forth in Section 3.1.2; provided, further, however, that at any time when any Default or Event of Default shall have occurred and be continuing, all Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause
     (f) below) shall be deposited in an account maintained with the Administrative Agent to pay for such rebuilding or replacement whenever no Default or Event of Default is then continuing or except as otherwise agreed to by the Administrative Agent for disbursement at the request of the Borrower or such Restricted Subsidiary, as the case may be.

          (f) The Borrower shall, following the receipt by the Borrower or any Restricted Subsidiary of any Net Disposition Proceeds in excess of $1,000,000 (individually or in the aggregate (when taken together with all other Net Disposition Proceeds and all Casualty Proceeds) over the course of a Fiscal Year) deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds within three Business Days of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that no mandatory prepayment on account of Net Disposition Proceeds shall be required under this clause if the Borrower informs the Administrative Agent in writing no later than one Business Day following the receipt of such Net Disposition Proceeds of its or such Restricted Subsidiary's good faith intention to apply such Net Disposition Proceeds to the purchase or improvement of fixed assets or property used or useful in the business of the Borrower and its Restricted Subsidiaries, and the Borrower or such Restricted Subsidiary in fact uses such Net Disposition Proceeds to purchase such assets or property within 360 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 360-day period being applied as set forth in Section 3.1.2; provided, further, however, that at any time when any Default or Event of Default shall have occurred and be continuing, all Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in clause (e) above) shall be deposited in an account maintained with the Administrative Agent to pay for such replacement whenever no Default or Event of Default is then continuing or except as otherwise agreed to by the Administrative Agent for disbursement at the request of the Borrower.

          (g) Within three Business Days of the receipt by the Borrower or any Restricted Subsidiary of any Net Debt Proceeds or Net Equity Proceeds, the Borrower shall deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds or Net Equity Proceeds, as the case may be, and make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Debt Proceeds or 50% of such Net Equity Proceeds, as the case may be, to be applied as set forth in Section 3.1.2; provided, however, that no such mandatory prepayment shall be required (i) with respect to the receipt of Net Equity Proceeds in connection with a Qualified Equity Offering to the extent such Net Equity Proceeds are used to consummate a Qualified Subordinated Note Redemption within 90 days of the Borrower's receipt of such Net Equity Proceeds or (ii) if, at the time of the Borrower's receipt of any Net Equity Proceeds, the Leverage Ratio is less than 3.00:1.00, calculated based upon the Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c), adjusted to give pro forma effect to the transaction giving rise to such Net Equity Proceeds (consistent with clause (b) of Section 1.4).

          (h) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

     SECTION 3.1.2 Application. Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

          (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

          (b) Each prepayment of Loans made pursuant to clauses (a), (e), (f) and (g) of Section 3.1.1 shall be applied (i) first, pro rata to a mandatory prepayment of the outstanding principal amount of all Term A Loans and Term B Loans (with the amount of such prepayment of the Term A Loans and the Term B Loans being applied to the remaining scheduled amortization payments of the Term A Loans or Term B Loans, as the case may be, pro rata in accordance with the amount of each such remaining Term A Loan or Term B Loan amortization payments (provided, however, that any voluntary prepayments of Term A Loans or Term B Loans, as the case may be, pursuant to clause (a) of Section 3.1.1 may, at the Borrower's discretion, instead be applied to the remaining scheduled amortization payments of the Term A Loans or Term B Loans, as the case may be, in direct order of maturity)), and (ii) second, once all Term Loans have been repaid in full, to the repayment of any outstanding Revolving Loans and, in the case of prepayments pursuant to clause (e) or (f) of Section 3.1.1, to a reduction of the Revolving Loan Commitment Amount in accordance with Section 2.2.2.

     SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans and other monetary Obligations shall accrue and be payable by the Borrower in accordance with the terms set forth below.

     SECTION 3.2.1 Rates. Subject to Section 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Base Rate from time to time in effect plus the Applicable Margin;

     provided that all Swing Line Loans shall always accrue interest at the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan. Notwithstanding the foregoing, all Loans outstanding as of the Closing Date and originally made pursuant to the Original Credit Agreement shall continue to be of the same type and shall have the same Interest Period as established for such Loans under the Original Credit Agreement until converted into a different type pursuant to this Agreement or until such Interest Period expires or such Loans are prepaid by the Borrower.

     SECTION 3.2.2 Post-Maturity Rates. After the date any principal amount of or accrued interest on any Loan or Reimbursement Obligation, or any fee described in Article III, is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such delinquent amounts at a rate per annum equal to the Base Rate from time to time in effect, plus the Applicable Margin for Base Rate Loans, plus a margin of 2%.

     SECTION 3.2.3 Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

          (a) on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid (other than voluntary repayments of Revolving Loans which are Base Rate Loans);

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date;

          (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period); and

          (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth below. All such fees shall be non-refundable.

     SECTION 3.3.1 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Closing Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee on such Lender's Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (with Letter of Credit Outstandings constituting usage of the Revolving Loan Commitment Amount). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrower to the Lenders.

     SECTION 3.3.2 Agent's and Arranger's Fees. (a) The Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts owing to the Administrative Agent and on the dates set forth in the BofA Fee Letter.

          (b) The Borrower agrees to pay to the Arranger, for its own account, the fees in the amounts owing to the Arranger and on the dates set forth in the BofA Fee Letter.

     SECTION 3.3.3 Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the Issuer and each Revolving Loan Lender, a Letter of Credit fee in an amount equal to the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date. The Borrower further agrees to pay to the Issuer, in arrears, on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date an issuance fee, for the Issuer's sole account, in an amount equal to 1/8 of 1% per annum on the Stated Amount of such Letter of Credit applicable from time to time during the period of calculation.

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

          (b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist. Upon receipt of such notice from the Administrative Agent, the Borrower may revoke any Borrowing Request or Conversion/Continuation Notice then submitted by it. If the Borrower does not revoke such Borrowing Request or Continuation/Conversion Notice on or before 11:00 a.m. on the Business Day immediately preceding the date of the proposed Borrowing, continuation or conversion of Loans, as proposed by the Borrower, the Lenders shall make, continue or convert such Loans in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, continued or converted as Base Rate Loans instead of LIBO Rate Loans.

     SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender and the Issuer for any increase in the cost to such Lender or the Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections
4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower. The Borrower shall have no obligation to make a payment under this Section to a Secured Party unless such Secured Party shall have notified the Borrower of its demand therefor within 90 days of the date on which such Secured Party has obtained final internal financial statements with respect to the fiscal year of such Secured Party in which such increased cost or reduced amount occurred.

     SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions (not otherwise adjusted for by the definition of LIBO Rate (Reserve Adjusted)) made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon written notice (which notice shall contain good faith calculations with respect to the reduced rate of return) from time to time by such Secured Party to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6. Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

          (a) Any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by the Borrower to or on behalf of any Secured Party under any Loan Document, then:

               (i) subject to clause (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

               (ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a) (i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

          (b) In addition, the Borrower shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

          (c) The Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of any Taxes of the type described in the second sentence of clause (a) above or any Other Taxes as promptly as practicable after the payment of such Taxes or Other Taxes, and in any event within 45 days after the date on which any such payment was due or, if earlier, 5 days after the first day on which such receipt (or certified copy) first becomes legally obtainable by the Borrower. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

          (d) Subject to clause (f), the Borrower shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided, however, that no Secured Party shall be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. The Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

          (e) Each Non-Domestic Lender, on or prior to the date on which such Non-Domestic Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such Non-Domestic Lender is legally entitled to do
     so), shall deliver to the Borrower and the Administrative Agent either

               (i) two duly completed copies of either (A) Internal Revenue Service Form W-8BEN or (B) Internal Revenue Service Form 4224, or in either case an applicable successor form; or

               (ii) in the case of a Non-Domestic Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate of a duly authorized officer of such Non-Domestic Lender to the effect that such Non-Domestic Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form.

          (f) The Borrower shall not be obligated to gross up any payments to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Borrower shall be obligated to gross up any payments to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Effective Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect or (ii) the obligation to gross up payments to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

     SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 1:00 p.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Payments due on other than a Business Day shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

     SECTION 4.8. Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Obligations (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in such Obligations made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. Setoff. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of
Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts (other than any trust accounts comprised entirely of moneys held in trust for the benefit of Persons other than the Borrower and its Affiliates) or moneys of the Borrower then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     SECTION 4.10. Change of Lending Office. Each Secured Party agrees that if it makes any demand for payment under Section 4.3, 4.5 or 4.6, or if any adoption or change of the type described in Section 4.1 shall occur with respect to it, it will, if requested by the Borrower, use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under Section 4.3, 4.5 or 4.6, or would eliminate or materially reduce the effect of any adoption or change described in Section 4.1; provided, however, that nothing in this Section shall affect or postpone any of the Obligations of the Borrower or the right of any Secured Party provided in Section 4.1, 4.3, 4.5 or 4.6.

     SECTION 4.11. Replacement of Lenders. If any Lender (an "Affected Lender") makes a demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders), or gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender's LIBO Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, the Borrower may, within 30 days of receipt by the Borrower of such demand or notice, as the case may be, give notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Lender of its intention to replace such Affected Lender with a financial institution or other Person (a "Replacement Lender") designated in such Replacement Notice; provided, however, that no Replacement Notice may be given by the Borrower if (i) such replacement conflicts with any applicable law or regulation, (ii) any Event of Default shall have occurred and be continuing at the time of such replacement or (iii) prior to any such replacement, such Lender shall have taken any necessary action under Section 4.3, 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.3, 4.5 or 4.6. If the Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Borrower and such Affected Lender in writing that the Replacement Lender is satisfactory to the Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 10.11.1, all of its Commitments, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) to such Replacement Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such designated financial institution,
(ii) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and
(iii) the Borrower shall pay to the Affected Lender and the Administrative Agent all reasonable out-of-pocket expenses incurred by the Affected Lender and the Administrative Agent in connection with such assignment and assumption (including the processing fees described in Section 10.11.1). Upon the effective date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

                                   ARTICLE V
                 CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS

     SECTION 5.1. Initial Credit Extension. The effectiveness of the restatement and amendment of the Original Credit Agreement pursuant to this Agreement and the obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension under this Agreement shall be subject to the prior or concurrent satisfaction (or waiver) of each of the conditions precedent set forth in this Section 5.1.

     SECTION 5.1.1 Resolutions, etc. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate from the jurisdiction of its organization and each other jurisdiction where the nature of its business requires such Obligor to be qualified to do business and in good standing as a foreign entity (except where the failure to be so qualified or in good standing as a foreign entity could not reasonably be expected to have a Material Adverse Effect), dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated the Closing Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

          (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Subordinated Note Redemption applicable to such Person and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

          (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person (each, an "Authorized Officer"); and

          (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

     SECTION 5.1.2 Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Borrower Closing Date Certificate, dated the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 5.1.3 Delivery of Notes. The Administrative Agent shall have received, for the account of each Lender that has requested a Note in writing two Business Days prior to the Closing Date, such Lender's Notes duly executed and delivered by an Authorized Officer of the Borrower.

     SECTION 5.1.4 Closing Fees, Expenses, etc. The Administrative Agent shall have received for their respective accounts, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3, to the extent then invoiced.

     SECTION 5.1.5 Financial Information, Material Adverse Change. (a) The Administrative Agent shall have received, with copies for each Lender, and be reasonably satisfied with the form and scope (which shall be consistent with the financial statements previously delivered to the Administrative Agent) of

               (i) (a) consolidated financial statements of the Borrower including balance sheets and income and cash flow statements as of the end of the Fiscal Year ended December 31, 2000, audited by independent public accountants of recognized national standing and prepared in conformity with GAAP, together with the report thereon; and (b) unaudited interim financial statements of the Borrower prepared in each case in the same manner as the historical audited statements as of the end of the most recent Fiscal Quarter to have been completed 45 days or more before the Closing Date and for the same Fiscal Quarter during the most recently ended Fiscal Year; and

               (ii) projected consolidated financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of the Borrower and its Restricted Subsidiaries for the six-year period following the Closing Date (the "Projections").

          (b) Since December 31, 2000, there has not been any material adverse change in the business (including the assumptions underlying the Projections), assets, financial condition, operations, properties or regulatory status of the Borrower and its Subsidiaries, taken as a whole.

     SECTION 5.1.6 Opinions of Counsel; Reliance Letters. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from Johnson & Colmar, special corporate counsel to the Obligors, and from local real estate counsel from each jurisdiction in which any new Mortgage is granted and recorded (as opposed to a Mortgage Modification) pursuant to Section 5.1.14, in each case in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 5.1.7 Filing Agent, etc. All UCC financing statements (Form UCC-1) or other similar financing statements and UCC termination statements (Form UCC-3) required pursuant to the Loan Documents (collectively, the "Filing Statements") shall have been delivered to Lexis Document Services or another similar filing service company reasonably acceptable to the Administrative Agent (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Administrative Agent (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Administrative Agent of the results of such submissions within 30 days following the Closing Date.

     SECTION 5.1.8 Subsidiary Guaranty. The Administrative Agent shall have received, with counterparts for each Lender, the Subsidiary Guaranty dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each Subsidiary Guarantor.

     SECTION 5.1.9 Solvency Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, dated as of the Closing Date, in the form of Exhibit J attached hereto.

     SECTION 5.1.10 Security and Pledge Agreements. The Administrative Agent shall have received, with counterparts for each Lender, each Security and Pledge Agreement, dated as of the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower and each Subsidiary Guarantor, as applicable, together with:

          (a) certificates evidencing all of the issued and outstanding Capital Stock owned by the Borrower or a Domestic Subsidiary and pledged pursuant to the applicable Security and Pledge Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any such shares of Capital Stock pledged pursuant to such Security and Pledge Agreement are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the UCC) over such shares of Capital Stock and such other instruments and documents as the Administrative Agent shall deem reasonably necessary or in the reasonable opinion of the Administrative Agent advisable under applicable law to perfect the first priority security interest of the Administrative Agent in such shares of Capital Stock; provided, however, that (i) no more than 65% of the issued and outstanding shares of Capital Stock of a Foreign Subsidiary of the Borrower will be required to be pledged hereunder and
     (ii) no shares of Capital Stock of a Foreign Subsidiary of the Borrower held by another Foreign Subsidiary of the Borrower will be required to be pledged;

          (b) all Intercompany Notes, if any, pledged pursuant to the Security and Pledge Agreement;

          (c) executed copies of Filing Statements naming each such Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be reasonably necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the Security and Pledge Agreement;

          (d) executed copies of proper UCC termination statements (Form UCC-3), if any, necessary to release all Liens and other rights of any Person in any collateral described in the applicable Security and Pledge Agreement previously granted by any Person, other than those securing any of the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule, together with such other UCC termination statements (Form UCC-3) as the Administrative Agent may reasonably request from each such Obligor; and

          (e) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name each such Obligor (under its present name and any previous names) as the debtor and which are filed in such jurisdictions and against such names as determined by the Administrative Agent in its reasonable discretion, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document, except to the extent permitted by Section 7.2.3).

The Administrative Agent shall be reasonably satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described above is, subject to the Liens permitted under Section 7.2.3, a first priority, (or local equivalent thereof) security interest; and
(ii) no Lien exists on any of the collateral described above other than Liens created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document and Liens permitted under Section 7.2.3.

     SECTION 5.1.11 Foreign Pledge Agreements. All Foreign Pledge Agreements required by the Administrative Agent shall have been duly executed and delivered by all parties thereto and shall remain in full force and effect, and all Liens granted to the Administrative Agent thereunder shall be duly perfected to provide the Administrative Agent with a security interest in and Lien on all collateral granted thereunder free and clear of other Liens, except to the extent consented to by the Administrative Agent.

     SECTION 5.1.12 Patent Security Agreement, Copyright Security Agreement and Trademark Security Agreement. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, duly executed and delivered by an Authorized Officer of each Obligor that has delivered a Security and Pledge Agreement.

     SECTION 5.1.13 Perfection Certificate. The Administrative Agent shall have received Perfection Certificates, dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each Obligor that is a party to a Security and Pledge Agreement.

     SECTION 5.1.14 Mortgage. The Administrative Agent shall have received counterparts of modification and amendment agreements each, dated as of the Effective Date, duly executed by the applicable Obligor with respect to the Mortgages executed and delivered pursuant to the Original Credit Agreement (collectively, the "Mortgage Modifications"), and Mortgages with respect to any parcel of real property acquired by the Borrower or any Restricted Subsidiary after the date of Original Credit Agreement and with respect to which a Mortgage has not been previously executed or delivered to the Administrative Agent and having a Net book value in excess of $2,000,000, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage Modification and Mortgage as may be necessary effectively to maintain or create valid, perfected first priority Lien (subject to the Liens permitted under Section 7.2.3) against the properties purported to be covered thereby after giving effect to the amendments effected pursuant to this Agreement;

          (b) updated or new mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by each Mortgage, confirming or insuring that title to such property is marketable and that the interests created by each Mortgage, as modified by the applicable Mortgage Modification; constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent or otherwise permitted pursuant to
     Section 7.2.3.

     SECTION 5.1.15 Insurance. The Administrative Agent shall have received, with copies for each Lender, certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies reasonably satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to each Loan Document.

     SECTION 5.1.16 Litigation. There shall exist no pending or threatened action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality which (a) contests the legality or validity of any Loan Document or any Material Document or (b) could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.1.17 Corporate and Capital Structure. The corporate, capital and ownership structure (including Organic Documents) of the Borrower and its Subsidiaries shall be as set forth in Annex I hereto.

     SECTION 5.1.18 Master Assignment Agreement. The Administrative Agent shall have received counterparts of the Master Assignment Agreement duly executed and delivered by each of the Lenders, the Existing Lenders and the Borrower, and the Administrative Agent shall have accepted, executed and delivered such agreement.

     SECTION 5.1.19 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be reasonably satisfactory in form and substance to the Administrative Agent; and the Administrative Agent shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent may reasonably request.

     SECTION 5.2. All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to, and the satisfaction (or waiver) of, each of the conditions precedent set forth below.

     SECTION 5.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

          (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

          (b) no Default shall have then occurred and be continuing.

     SECTION 5.2.2 Credit Extension Request, etc. Subject to Section 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     In order to induce Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Secured Party as set forth in this Article.

     SECTION 6.1. Organization, etc. Each of the Borrower and its Subsidiaries
(i) is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (except where the failure to be so qualified or in good standing as a foreign entity could not

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reasonably be expected to have a Material Adverse Effect), and (iii) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it (except where the failure to hold any such licenses, permits or other approvals could not reasonably be expected to have a Material Adverse Effect).

     SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

          (a) contravene any (i) Obligor's Organic Documents, (ii) material contractual restriction binding on or affecting any Obligor, (iii) court decree or order binding on or affecting any Obligor or (iv) law or governmental regulation binding on or affecting any Obligor; or

          (b) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by this Agreement).

     SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party. Neither the Borrower nor any of its Subsidiaries is or is controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. Validity, etc. Each Loan Document to which each Obligor is a party constitutes, or will, on the due execution and delivery thereof by such Obligor, constitute, the legal, valid and binding obligations of such Obligor, enforceable against it in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SECTION 6.5. Financial Information. (a) The financial statements furnished to the Administrative Agent and each Lender pursuant to Section 5.1.5(a)(i) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons and/or businesses covered thereby as at the dates thereof and the results of their operations for the periods then ended.

          (b) The Projections were prepared by the Borrower in good faith on the basis of information and assumptions that the Borrower and its senior management believed to be reasonable as of the date of the Projections and such assumptions are reasonable as of the

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Closing Date (it being understood that projections are not to be viewed as facts and that actual results during the period covered by the Projections may differ from projected results).

          (c) All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of the Borrower and its Restricted Subsidiaries furnished pursuant to Section
     7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION 6.6. No Material Adverse Change. There has been no event or occurrence which could reasonably be expected to have a Material Adverse Effect since December 31, 2000 or since any later date which is the last day of a Fiscal Year of the Borrower in the event the Lenders have received the information described in clauses (b) and (c) of Section 7.1.1 with respect to such Fiscal Year in accordance with the terms of such clauses, and the Required Lenders have not asserted within 30 days of the receipt of such information that any such event or occurrence has occurred since the last day of the Fiscal Year immediately preceding such Fiscal Year.

     SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding or labor controversy

          (a) affecting the Borrower or any of its Subsidiaries or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect; or

          (b) which purports to affect the legality, validity or enforceability of any Loan Document.

     SECTION 6.8. Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries

          (a) which are identified in Item 6.8 of the Disclosure Schedule; or

          (b) which are permitted to have been organized or acquired in accordance with Section 7.2.5 or 7.2.10.

Item 6.8 of the Disclosure Schedule (a) lists, with respect to each Subsidiary,
(i) the state or jurisdiction of such Subsidiary's incorporation or organization and (ii) the percentage of shares of the Capital Stock of such Subsidiary owned by the Borrower or another Subsidiary, and (b) identifies each Subsidiary which is a Foreign Subsidiary and (c) identifies each Subsidiary which is an Unrestricted Subsidiary as of the Effective Date.

     SECTION 6.9. Ownership of Properties. The Borrower and each of its Restricted Subsidiaries owns (a) in the case of owned real property, good and marketable fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free

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

and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 7.2.3. Item 6.9 of the Disclosure Schedule contains a complete and accurate description, by owner/lessor and location (by street address) of all owned and/or leased real properties as of the Effective Date (as supplemented from time to time with information provided by the Borrower in the Compliance Certificate delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1); provided, that Item 6.9 shall not be required to be supplemented at any time other than such times as the Compliance Certificate is delivered or required to be delivered hereunder.

     SECTION 6.10. Taxes. Each of the Borrower and its Subsidiaries has filed all Tax returns and reports required by law to have been filed by it, has withheld all Taxes that were required to be withheld in respect of compensation or other amounts paid to any employee or independent contractor and has paid all Taxes and governmental charges thereby shown or required to be due and owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12. Environmental Warranties. The Borrower represents and warrants that:

          (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b) there have been no past, and there are no pending or threatened
     (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law, that could (individually or in the aggregate) reasonably be expected to result in liabilities of the Borrower and its Restricted Subsidiaries in excess of $2,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible)) or to have a Material Adverse Effect;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that could (individually or in the aggregate) reasonably be expected to result in liabilities of the Borrower and its Restricted Subsidiaries in excess of $2,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible)) or to have a Material Adverse Effect;

          (d) the Borrower and its Subsidiaries have been issued, and are in material compliance with, all material permits, certificates, approvals, licenses and other authorizations relating to environmental matters;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that could (individually or in the aggregate) reasonably be expected to result in liabilities of the Borrower and its Restricted Subsidiaries in excess of $2,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible)) or to have a Material Adverse Effect;

          (g) neither the Borrower nor any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary that could (individually or in the aggregate) reasonably be expected to result in liabilities of the Borrower and its Restricted Subsidiaries in excess of $2,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible)) or to have a Material Adverse Effect; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower that could, with the passage of time, or the giving of notice or both, reasonably be expected (individually or in the aggregate) to result in liabilities of the Borrower and its Restricted Subsidiaries in excess of $2,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible)) or to have a Material Adverse Effect under any Environmental Law.

     SECTION 6.13. Accuracy of Information. None of the factual information heretofore or contemporaneously furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document (including the Borrower's most recent filings with the SEC on Form 10-K and all filings with the SEC subsequent thereto on Forms 10-Q and 8-K) or any transaction contemplated hereby contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statement of a material fact or will omit to state any material fact necessary to make any information not misleading on the date as of which such information is dated or certified in light of the circumstances under which such information was provided.

     SECTION 6.14. Regulations U and X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation
X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.15. No Existing Defaults. No "Default" has occurred and is continuing as of the Closing Date under and as defined in the Original Credit Agreement.

     SECTION 6.16. Status of Obligations as Senior Indebtedness, etc. The subordination provisions relating to the Subordinated Debt (including the subordination provisions set forth in the Subordinated Note Indenture) are enforceable against the holders of the applicable Subordinated Debt by the holder of any "Senior Indebtedness" or similar term referring to the Obligations (as defined in the applicable Subordinated Debt Documents). All Obligations, including those to pay principal of and interest (including interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, reorganization or similar proceeding, whether or not allowed as a claim under such proceeding) on all Loans and Reimbursement Obligations, and fees and expenses in connection therewith under this Agreement, constitute "Senior Indebtedness" or similar term relating to the Obligations (as defined in the applicable Subordinated Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by such Subordinated Debt Documents. The Borrower acknowledges that the Administrative Agent, each Lender and the Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Subordinated Debt Documents.

     SECTION 6.17. Solvency. The execution and delivery by the Subsidiary Guarantors of the Subsidiary Guaranty and the granting of any Liens as security therefor will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss.101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law relating to fraudulent transfers or fraudulent conveyances. After giving effect to each Credit Extension hereunder, the Borrower and each Subsidiary Guarantor is Solvent.

                                   ARTICLE VII
                                    COVENANTS

     SECTION 7.1. Affirmative Covenants. The Borrower agrees with each Secured Party hereto that, until the Termination Date has occurred, the Borrower will perform, or cause to be performed, the obligations set forth below.

     SECTION 7.1.1 Financial Information, Reports, Notices, etc. The Borrower will furnish, or cause to be furnished, to the Administrative Agent (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year and, in the case of such consolidated balance sheets and statements of income and cash flow, audited (without any Impermissible Qualification) by any one of the "Big Five" accounting firms or such other nationally recognized, independent public accounting firm reasonably acceptable to the Administrative Agent, which shall include a calculation of the financial covenants set forth in Section 7.2.4 and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower and its Subsidiaries, no knowledge was obtained of any Event of Default;

          (c) concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the applicable Obligor has taken or proposes to take with respect thereto), together with a reconciliation between the financial condition and financial results of the Borrower and its Restricted Subsidiaries (including balance sheet and income statement items), on the one hand, and the Unrestricted Subsidiaries (including balance sheet and income statement items), on the other hand;

          (d) as soon as available and in any event within 45 days after the end of each Fiscal Year, capital and operating budgets of the Borrower and its Restricted Subsidiaries for the succeeding Fiscal Year and updated projected financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of the Borrower and its Restricted Subsidiaries for such succeeding Fiscal Year and each subsequent Fiscal Year up to (but not including) the 2008 Fiscal Year, prepared in a manner consistent with the Projections.

          (e) as soon as possible and in any event within three Business Days after any Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which such Obligor has taken and proposes to take with respect thereto;

          (f) as soon as possible and in any event within three Business Days after any Obligor obtains knowledge of the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent either the Administrative Agent requests, copies of all documentation relating thereto;

          (g) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

          (h) as soon as possible and in any event within three Business Days of becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

          (i) promptly upon receipt thereof, copies of all "management letters" submitted to any Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

          (j) promptly following the mailing or receipt of any notice or report delivered by or to the Borrower or any of its Subsidiaries under the terms of any Subordinated Debt, copies of such notice or report; and

          (k) such other financial and other information as any Lender or the Issuer through either the Administrative Agent may from time to time reasonably request (including information and reports in such detail as either such Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).


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

     SECTION 7.1.2 Maintenance of Existence; Compliance with Laws, etc. The Borrower will

          (a) preserve and maintain its legal existence and qualification as a foreign corporation in each jurisdiction where the nature of its business or the location of its assets requires it to be so qualified, except to the extent the failure to be so qualified would not result in a Material Adverse Effect;

          (b) cause each of its Restricted Subsidiaries to, except as otherwise permitted by Section 7.2.10, preserve and maintain its legal existence and qualification as a foreign entity in each jurisdiction where the nature of the business or the location of its assets requires it to be so qualified, except to the extent the failure to be so qualified would not result in a Material Adverse Effect; and

          (c) comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent) of all taxes, assessments and governmental charges imposed upon the Borrower or any Subsidiary or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or any such Subsidiary, as applicable.

     SECTION 7.1.3 Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear, and damage by casualty, excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower and its Restricted Subsidiaries may be properly conducted at all times, unless the Borrower or such Restricted Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable.

     SECTION 7.1.4 Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) maintain insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons and (b) use its commercially reasonable efforts to ensure that (i) each Person contracted by the Borrower or any of its Restricted Subsidiaries that at any time has possession of any materials handled by the Borrower or its Restricted Subsidiaries maintains insurance with financially sound and reputable insurance companies over such materials with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons and (ii) in addition to, and not in limitation of, clause (i) above, all third party contract haulers or other Person contracted by the Borrower or its Restricted Subsidiaries to handle or transport Hazardous Materials also maintains pollution legal liability insurance with financially sound and reputable insurance companies with respect to the handling or transporting of such materials of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated, and in each case the Borrower or its Restricted Subsidiary, as the case may be, be named an additional insured under all such policies and obtain waivers of subrogation from such third party contractors. In any event, the following insurance will be maintained by the Borrower as indicated below.

               (i) Property, Boiler & Machinery & Business Interruption Insurance. Insurance (including business interruption insurance) against loss (including loss of profits) and damage covering all of the tangible real and personal property and improvements of the Borrower and each of its Restricted Subsidiaries by reason of any Insured Peril (as defined below) for a blanket amount covering the full replacement value of all such property subject to a loss limit of $25,000,000 per occurrence, with sublimits for earthquakes in the amount of $5,000,000 and floods in the amount of $5,000,000, and as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy (it being understood that, for purposes of this sentence, payments of standard deductibles under such policies shall not be considered co-insurance by the insured).

               (ii) General Liability Insurance. A general liability policy against claims for bodily injury, death or property damage, loss of use of operating facilities and products and completed operations liability comparable in all respects with insurance carried by responsible owners and operators of businesses similar to those of the Borrower and its Restricted Subsidiaries and for property similar in use in the jurisdictions where such properties are located, but in no event less than $1,000,000 inclusive per occurrence and $2,000,000 in the aggregate, and such insurance shall contain all standard extensions customary for such policy.

               (iii) Pollution Legal Liability Insurance. A pollution legal liability policy against on-site and off-site third party bodily injury and property damage claims resulting from pollution related incidents occurring on, in or about the properties (including vehicles) owned, leased or operated by the Borrower and its Restricted Subsidiaries and those occurring at disposal, transfer or other locations not owned, operated or leased by the Borrower or any of its Subsidiaries, including in connection with the transporting of materials of the Borrower or its Subsidiaries comparable in all respects with insurance carried by responsible owners and operators of businesses similar to those of the Borrower and its Restricted Subsidiaries, but in no event less than $5,000,000 inclusive per occurrence and $10,000,000 in the aggregate, and such insurance shall contain all standard extensions customary for such policy and shall cover prior acts.

               (iv) Workers' Compensation. Workers' compensation insurance (including employers' liability insurance with the following limits:
          $1,000,000 per accident for bodily injury due to accidents; $1,000,000 per employee and in the aggregate for bodily injury due to disease) covering the Borrower and its Restricted Subsidiaries, in amounts and coverages satisfactory to meet applicable legal requirements (including state workers compensation laws).

               (v) Automobile Liability Insurance for Bodily Injury and Property Damage. Insurance against liability for bodily injury and property damage in respect of all vehicles (whether owned, hired or rented by the Borrower or any of its Restricted Subsidiaries) at any time located at, or used in connection with, its properties or operations, in such amounts as are then customary for vehicles used in connection with similar properties and businesses and to the extent required by law, but in no event less than $1,000,000 per accident.

               (vi) Umbrella & Excess Program. Umbrella insurance establishing excess limits over the employers' liability, automobile liability, general liability and any other scheduled primary liability policy (other than the pollution legal liability insurance) against liability for bodily injury and property damage in amounts not less than $25,000,000 per occurrence, and such insurance shall contain all standard extensions customary for such policy.

All such insurance shall be written by financially responsible companies selected by the Borrower and (except for automobile insurance) having an A.M. Best rating of "A" or better and being in a financial size category of VII or larger (or an equivalent rating of any successor publication of a similar nature), or by other companies acceptable to the Administrative Agent, and (other than workers' compensation) shall name the Administrative Agent as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this Section 7.1.4 shall provide that it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' notice to the Administrative Agent and shall also provide that the interests of the Administrative Agent and the Lenders shall not be invalidated by any act or negligence of the Borrower, any of its Subsidiaries or any Person having an interest in any property covered by a Mortgage nor by occupancy or use of any such property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such property. The Borrower will advise the Administrative Agent promptly of any significant policy cancellation (other than any such cancellation in connection with the replacement thereof), reduction or amendment.

     On or before the Closing Date, the Borrower will deliver to the Administrative Agent certificates of insurance satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Borrower hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 7.1.4 unless the Administrative Agent is the named insured thereunder, for the benefit of the Secured Parties, with loss payable as provided herein. The Borrower will immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent the certificates evidencing the same.

     Without limiting the obligations of the Borrower under the foregoing provisions of this Section 7.1.4, in the event the Borrower shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 7.1.4, then the Administrative Agent may (upon notice to the Borrower), but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Administrative Agent in such amounts and against such risks as the Administrative Agent (or the Required Lenders) shall deem appropriate, and the Borrower shall promptly reimburse the Administrative Agent in respect of any premiums paid by the Administrative Agent in respect thereof.

     For purposes hereof, the term "Insured Peril" shall mean, collectively, all risks of physical loss including flood, earthquake and windstorm in the jurisdictions where the properties owned or operated by the Borrower or any of its Subsidiaries are located.

     SECTION 7.1.5 Books and Records. (a) The Borrower will, and will cause each of its Restricted Subsidiaries to,

               (i) keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions;

               (ii) permit the Administrative Agent or any of their respective representatives, at reasonable times and intervals and upon reasonable notice to the Borrower to visit each of the Borrower's and its Subsidiaries' offices, to discuss such Person's financial matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss each of such Person's financial matters with the Administrative Agent or any of their respective representatives whether or not any representative of such Person is present, so long as a representative of such Person has been afforded a reasonable opportunity to be present) and to examine (and photocopy extracts from) any of such Person's books and records; and

               (iii) afford each other Secured Party or any of its respective representatives, upon reasonable notice to each such Secured Party, the opportunity to visit the Borrower's chief executive office once per calendar year, to discuss such Person's financial matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss each of such Person's financial matters with each such Secured Party or any of their respective representatives whether or not any representative of such Person is present, so long as a representative of such Person has been afforded a reasonable opportunity to be present) and to examine (and photocopy extracts from) any of such Person's books and records; provided, however, that each such Secured Party or any of their respective representatives, at reasonable times and intervals and upon reasonable notice to the Borrower, shall be permitted to do any of the foregoing at any time after the occurrence and during the continuation of an Event of Default.

     (b) The Borrower shall pay any fees of such independent public accountant incurred in connection with any Secured Party's exercise of its rights pursuant to clause (a).

     SECTION 7.1.6 Environmental Law Covenant. The Borrower will, and will cause each of its Subsidiaries to,

          (a) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep all necessary material permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

          (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, which claims, complaints, notices or inquiries could (individually or in the aggregate) reasonably be expected to result in liabilities of the Borrower and its Restricted Subsidiaries in excess of $2,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible)), and shall promptly resolve, subject to good faith disputes, any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

     SECTION 7.1.7 Use of Proceeds. The Borrower will:

          (a) apply the proceeds of the Revolving Loans and Swing Line Loans, for post-closing working capital and general corporate purposes of the Borrower and its Subsidiaries to the extent permitted hereunder; and

          (b) use Letters of Credit only for purposes of supporting working capital and general corporate purposes of the Borrower and its Subsidiaries to the extent permitted hereunder.

     SECTION 7.1.8 Additional Real Property. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, cause the Administrative Agent and the Lenders to have, at all times, a first priority perfected security interest (subject only to Liens permitted hereunder) in all of the real property acquired from time to time by the Borrower and its Restricted Subsidiaries (other than any such real property that, when added to the net book value of all other such real property acquired by the Borrower and its Restricted Subsidiaries in the calendar year in which such determination is being made, has a net book value of less than $2,000,000 (exclusive of the net book value of any such real property subject to Liens permitted under clause (i) of Section 7.2.3, but only to the extent of the aggregate principal amount of Indebtedness secured by such Liens)); provided, however, that, in the event such real property is owned by a Foreign Subsidiary, such Subsidiary shall not be required to grant such security interest; provided, further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that eliminates the amount of United States federal income tax that would otherwise result from the operation of Section 956 (or any successor provision thereto) of the Code by the Borrower and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Borrower, the Administrative Agent or the Required Lenders may require the grant of such security interest. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each such Restricted Subsidiary to, execute and deliver or cause to be executed and delivered Mortgages that may be necessary to create a valid, first priority perfected Lien (subject only to Liens permitted hereunder) against such real property, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage as may be necessary effectively to create a valid, first priority perfected Lien (subject to the Liens permitted under Section 7.2.3) against the properties purported to be covered thereby;

          (b) mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent or otherwise permitted pursuant to Section 7.2.3, and such policies shall also include, if required by the Administrative Agent, a survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

          (c) such other approvals, opinions, or documents as the Administrative Agent may reasonably request, including a current survey of each property purported to be covered by each such Mortgage in form and substance reasonably satisfactory to the Administrative Agent and the title insurer, and a real estate appraisal for each such property prepared in accordance with the requirements of the Financial Institutions Reform Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, and otherwise in form and substance satisfactory to the Administrative Agent.

     SECTION 7.1.9 Future Subsidiaries; Subsidiary Guarantors. Without limiting the effect of any provision contained herein: (a) Upon any Person becoming either a direct or indirect Restricted Subsidiary of the Borrower or, in the case of clause (ii) of this subsection (a), an Unrestricted Subsidiary the Capital Stock of which is owned in whole or in part by the Borrower or a Restricted Subsidiary of the Borrower,

               (i) such Person, if not theretofore a party to the Subsidiary Security and Pledge Agreement and the Subsidiary Guaranty, shall execute and deliver to the Administrative Agent a supplement to each of the Subsidiary Security and Pledge Agreement and the Subsidiary Guaranty for the benefit of the Secured Parties; provided, however, that, in the event such Subsidiary is a Foreign Subsidiary, such Subsidiary shall not be required to become a guarantor under the Subsidiary Guaranty or execute and deliver a supplement to the Subsidiary Security and Pledge Agreement; provided, further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that eliminates the amount of United States federal income tax that would otherwise result from the operation of Section 956 (or any successor provision thereto) of the Code by the Borrower and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Borrower, the Administrative Agent or the Required Lenders may require the execution and delivery by such Person of a supplement to each of the Subsidiary Guaranty and the Subsidiary Security and Pledge Agreement; and

               (ii) the Borrower or, if not the Borrower, the Restricted Subsidiary of the Borrower (provided such Restricted Subsidiary is not a Foreign Subsidiary that would otherwise be required to execute and deliver a supplement to the Subsidiary Security and Pledge Agreement pursuant to the second proviso to the preceding clause (a)) that will own shares of the Capital Stock of such Person (which Restricted Subsidiary, if not theretofore a party to the Subsidiary Security and Pledge Agreement, shall execute and deliver to the Administrative Agent a supplement to the Subsidiary Security and Pledge Agreement for the purpose of becoming a pledgor thereunder) shall, pursuant to the applicable Security and Pledge Agreement or Foreign Pledge Agreement, as the case may be, deliver to the Administrative Agent

                    (A) certificates evidencing all of the issued and
               outstanding Capital Stock owned by the Borrower or such Restricted Subsidiary and pledged pursuant to the applicable Security and Pledge Agreement or Foreign Pledge Agreement, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any such shares of Capital Stock pledged pursuant to such Security and Pledge Agreement or Foreign Pledge Agreement are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the UCC) over such shares of Capital Stock) and such other instruments and documents as the Administrative Agent shall deem reasonably necessary or in the reasonable opinion of the Administrative Agent advisable under applicable law to perfect the first priority security interest of the Administrative Agent in such shares of Capital Stock; provided, however, that no more than 65% of the issued and outstanding shares of Capital Stock of a Foreign Subsidiary of the Borrower will be required to be pledged hereunder; provided, further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority that eliminates the amount of United States federal income tax that would otherwise result from the operation of Section 956 (or any successor provision thereto) of the Code by the Borrower and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Borrower, the Administrative Agent or the Required Lenders may require the pledge of more than 65% of such shares of Capital Stock (to the extent owned by the Borrower or such Restricted Subsidiary);

                    (B) all Intercompany Notes, if any, pledged pursuant to the applicable Security and Pledge Agreement;

                    (C) executed copies of Filing Statements naming such Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be reasonably necessary or, in the reasonable opinion of the Administrative Agent, advisable to perfect the security interests of the Administrative Agent pursuant to the applicable Security and Pledge Agreement; and

                    (D) executed copies of proper UCC termination statements
               (Form UCC-3), if any, necessary to release all Liens and other rights of any Person in any collateral described in the applicable Security and Pledge Agreement previously granted to such Person except to the extent permitted by Section 7.2.3, together with such other UCC termination statements (Form UCC-3) as the Administrative Agent may reasonably request from each such Obligor; and

                    (E) certified copies of UCC Requests for Information or
               Copies (Form UCC-11) or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the date of any such Person becoming a direct or indirect Restricted Subsidiary of the Borrower, listing all effective financing statements which name such Person (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause (iii) above, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document, except to the extent permitted by Section 7.2.3), together, in each case, with such opinions of legal counsel as the Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall be satisfied that the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest, and no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document, and the other Liens permitted hereunder.

     (b) Prior to (or contemporaneously with) any Subsidiary becoming a "Guarantor" (as such term is defined in the Subordinated Note Indenture) under the Subordinated Note Indenture or a guarantor with respect to any other Subordinated Debt described in clause (k) of Section 7.2.2, such Subsidiary shall, if not theretofore a party to the Subsidiary Guaranty, execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty for the benefit of the Secured Parties.

     SECTION 7.1.10 Additional Collateral. Without limiting the provisions of Sections 7.1.8 and 7.1.9, the Borrower shall, and shall cause each Restricted Subsidiary (other than a Restricted Subsidiary exempted from the requirement of granting a security interest as a result of the proviso to the first sentence of
Section 7.1.8) to, cause the Lenders to have at all times a first priority perfected security interest (subject only to (i) Liens permitted hereunder and (ii) exceptions provided for in the applicable Security and Pledge Agreement) in all of the property (real and personal) owned from time to time by the Borrower and such Restricted Subsidiary to the extent the same constitutes or would constitute collateral under the applicable Security and Pledge Agreement.

     SECTION 7.1.11 Rate Protection Agreements. From the Closing Date through December 31, 2002, or if a Qualified Subordinated Note Redemption shall have theretofore occurred, through September 30, 2002, Borrower will maintain the continuous existence and effectiveness of interest rate swap, cap, collar or similar arrangements designed to protect the Borrower against fluctuations in interest rates to the extent necessary to provide that at least 50% of the aggregate principal amount from time to time outstanding of all Term Loans and other Indebtedness of the Borrower and its Subsidiaries is subject to a fixed interest rate (after giving effect to each such arrangement), with the terms and conditions of such arrangement being reasonably satisfactory to the Administrative Agent.

     SECTION 7.1.12 Maintenance of Corporate Separateness. The Borrower will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. Neither the Borrower nor any Restricted Subsidiary shall make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of such Unrestricted Subsidiary (unless such payment is pursuant to a guaranty permitted by both Section 7.2.2 and clause (a) or (k) of Section 7.2.5), and no bank account of an Unrestricted Subsidiary shall be commingled with any bank account of the Borrower or any of its Restricted Subsidiaries. Any financial statements distributed to any creditors of an Unrestricted Subsidiary shall clearly establish the separateness of such Unrestricted Subsidiary from the Borrower and its Restricted Subsidiaries and each lender to an Unrestricted Subsidiary shall be notified in writing by such Unrestricted Subsidiary that such lender will not have any recourse to the assets of the Borrower or any of its Restricted Subsidiaries. Neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of any Unrestricted Subsidiary which is a direct Subsidiary of the Borrower or any Restricted Subsidiary being ignored by any court of competent jurisdiction, or in the assets and liabilities of the Borrower or any Restricted Subsidiary being substantively consolidated with those of any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

     SECTION 7.1.13 Leased Property. With respect to any lease of any real property with a term in excess of one year at which the Borrower maintains a treatment center, or other significant operation as reasonably determined by the Administrative Agent, the Borrower shall use all commercially reasonable efforts to (and to cause each of its Restricted Subsidiaries to) deliver to the Administrative Agent a waiver, consent or estoppel agreement executed by the lessor (on terms and conditions, and pursuant to documentation, reasonably satisfactory to the Administrative Agent) of such real property.

     SECTION 7.2. Negative Covenants. The Borrower covenants and agrees with each Secured Party hereto that, until the Termination Date has occurred, the Borrower will perform, or cause to be performed, the obligations set forth below.

     SECTION 7.2.1 Business Activities. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any business activity except those business activities in which the Borrower and its Restricted Subsidiaries are engaged on the Effective Date and activities reasonably incidental or ancillary thereto, including business activities in respect of the delivery of services and products substantially related to those services and products delivered by the Borrower and its Restricted Subsidiaries to their customers on the Effective Date.

     SECTION 7.2.2 Indebtedness. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

          (a) Indebtedness in respect of the Obligations;

          (b) Indebtedness, other than Subordinated Debt, which is existing as of the Effective Date and identified in Item 7.2.2(b) of the Disclosure Schedule, and Permitted Refinancings of such Indebtedness;

          (c) unsecured Indebtedness of the Borrower or any Subsidiary Guarantor owing to the Borrower or any other Subsidiary Guarantor, which Indebtedness shall be evidenced by one or more Intercompany Notes, duly executed and delivered in pledge to the Administrative Agent pursuant to a Security and Pledge Agreement and subordinated pursuant to the Interco Subordination Agreement;

          (d) Indebtedness of a Foreign Subsidiary owing to the Borrower or a Subsidiary Guarantor which constitute permitted Investments by the Borrower under Section 7.2.5 and which shall be evidenced by one or more Intercompany Notes duly executed and delivered in pledge to the Administrative Agent pursuant to a Security and Pledge Agreement;

          (e) Indebtedness of Foreign Subsidiaries which are Restricted Subsidiaries owing to other Foreign Subsidiaries which are Restricted Subsidiaries;

          (f) unsecured Subordinated Debt of the Borrower evidenced by the Subordinated Notes incurred pursuant to the terms of the applicable Subordinated Debt Documents in a principal amount not to exceed $125,000,000 and unsecured Contingent Liabilities of the Subsidiary Guarantors in respect of such Subordinated Debt, but only if such Contingent Liabilities are subordinated to the Obligations on substantially the same terms as such Subordinated Debt of the Borrower is subordinated to the Obligations and, in each case, Permitted Refinancings of such Subordinated Debt and Contingent Liabilities which continue to satisfy the terms of the definition of "Subordinated Debt";

          (g) Indebtedness under Hedging Obligations entered into in the ordinary course of business to limit risks of currency or interest rate fluctuations and not for speculative purposes;

          (h) other unsecured Indebtedness of the Borrower and its Restricted Subsidiaries in an aggregate outstanding principal amount not to exceed $35,000,000 at any time; provided, however, that, at all times from and after any date after the Closing Date on which the Borrower shall have delivered a Compliance Certificate indicating that the Leverage Ratio with respect to the Fiscal Quarter reported therein is less than 3.50:1.00 until the first date thereafter on which the Borrower shall have delivered a Compliance Certificate indicating that the Leverage Ratio with respect to the Fiscal Quarter reported therein is greater than or equal to 3.50:1.00, the maximum aggregate outstanding principal amount of unsecured Indebtedness permitted under this clause shall be $50,000,000; and

          (i) other secured Indebtedness of the Borrower and its Restricted Subsidiaries in an aggregate outstanding principal amount not to exceed $15,000,000 at any time; provided, however, that, at all times from and after any date on which the Borrower shall have delivered a Compliance Certificate indicating that the Leverage Ratio with respect to the Fiscal Quarter reported therein is less than 3.50:1.00 until the first date thereafter on which the Borrower shall have delivered a Compliance Certificate indicating that the Leverage Ratio with respect to the Fiscal Quarter reported therein is greater than or equal to 3.50:1.00, the maximum aggregate outstanding principal amount of secured Indebtedness permitted under this clause shall be $25,000,000;

provided, however, that (i) the aggregate outstanding principal balance of all Indebtedness of Foreign Subsidiaries which are Restricted Subsidiaries incurred pursuant to clauses (h) and (i) shall not exceed $10,000,000 and (ii) the Borrower shall not permit any Indebtedness (other than Indebtedness in respect of the Obligations) to constitute Indebtedness incurred pursuant to a "Credit Facility" (as such term is defined in the Subordinated Note Indenture).

     SECTION 7.2.3 Liens. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations;

          (b) Liens existing as of the Effective Date and disclosed and described in Item 7.2.3(b) of the Disclosure Schedule securing Indebtedness described in clause (b) of Section 7.2.2, including any Permitted Refinancings of such Indebtedness; provided, that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Effective Date);

          (c) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (d) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits (other than Liens in favor of the PBGC), or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business;

          (e) judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 8.1.6;

          (f) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

          (g) Liens for Taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (h) leases, subleases, licenses and sublicenses granted to third parties in the ordinary course of business, in each case not interfering in any respect with the operations or business of the Borrower or any of its Restricted Subsidiaries or the Liens of the Secured Parties granted by the Loan Documents; and

          (i) other Liens securing Indebtedness permitted under clause (i) of
     Section 7.2.2.

     SECTION 7.2.4 Financial Condition and Operations. The Borrower will not permit any of the events set forth below to occur.

          (a) The Borrower will not permit the Leverage Ratio, as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 2001 Fiscal Year, to be greater than the ratio set forth in the first column opposite such Fiscal Quarter below; provided, however, that, if, on or before the last day of any such Fiscal Quarter, the Borrower shall have consummated a Qualified Subordinated Note Redemption, then the Borrower will not permit the Leverage Ratio, as of the last day of such Fiscal Quarter and each Fiscal Quarter thereafter, to be greater than the ratio set forth in the second column opposite such Fiscal Quarter below:

     -----------------------------------------------------------------------------------------------
                                                   Leverage Ratio              Leverage Ratio
                     Period                      (before Qualified            (after Qualified
                                                 Subordinated Note           Subordinated Note
                                                     Redemption                  Redemption
     -----------------------------------------------------------------------------------------------
     The third and fourth Fiscal Quarters
     of the 2001 Fiscal Year                         4.25:1.00                   3.75:1.00
     -----------------------------------------------------------------------------------------------
     The first and second Fiscal Quarters
     of the 2002 Fiscal Year                         4.00:1.00                   3.75:1.00
     -----------------------------------------------------------------------------------------------
     The third and fourth Fiscal Quarters
     of the 2002 Fiscal Year                         3.75:1.00                   3.50:1.00
     -----------------------------------------------------------------------------------------------
     Each of the Fiscal Quarters of the
     2003 Fiscal Year                                3.50:1.00                   3.25:1.00
     -----------------------------------------------------------------------------------------------
     The first Fiscal Quarter of the
     Fiscal Year 2004 and each Fiscal
     Quarter thereafter                              3.25:1.00                   3.25:1.00
     -----------------------------------------------------------------------------------------------

          (b) The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than 1.00:1.00.

          (c) The Borrower will not permit Net Worth, at any time after the Effective Date, to be less than the sum of (i) $195,000,000 plus (ii) 50% of the sum of Net Income for each Fiscal Quarter ending during the period October 1, 2001 through the last day of the then most recently ended Fiscal Quarter after the Effective Date with respect to which the Borrower shall have delivered, or is obligated to then deliver, quarterly financial statements and a Compliance Certificate pursuant Section 7.1.1 excluding from such sum, however, any such Fiscal Quarter's Net Income which is negative, plus (iii) 50% of the aggregate amount of Net Equity Proceeds received by the Borrower after the Effective Date.

     SECTION 7.2.5 Investments. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

          (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

          (b) Cash Equivalent Investments;

          (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (d) Investments by way of contributions to capital or purchases of Capital Stock (i) by the Borrower in any Subsidiary Guarantor that is a wholly-owned Subsidiary or by any Subsidiary Guarantor that is a wholly-owned Subsidiary in other Subsidiary Guarantors that are wholly-owned Subsidiaries or (ii) by any Restricted Subsidiary in the Borrower;

          (e) Investments made by the Borrower and its Restricted Subsidiaries that constitute (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with leases or the purchase price of goods or services, in each case in the ordinary course of business;

          (f) Investments in respect of Permitted Acquisitions;

          (g) Investments consisting of any deferred portion of the sales price received by the Borrower or any Restricted Subsidiary in connection with any Disposition permitted under Section 7.2.11 to the extent such deferred portion does not exceed the portion of such sales price which may be non-cash under Section 7.2.11;

          (h) without duplication, Investments permitted as Indebtedness pursuant to clause (c), or (g) of Section 7.2.2, and Investments on the form of Contingent Liabilities incurred by the Borrower or any Restricted Subsidiary with respect to Indebtedness or other obligations of the Borrower or any Restricted Subsidiary provided that such Indebtedness or other obligations are not prohibited by this Agreement;

          (i) Investments by a Person existing at the time such Person became a Restricted Subsidiary of the Borrower, but only to the extent that such Investments were not made or incurred in contemplation of such Person becoming a Restricted Subsidiary;

          (j) Investments in the form of advances or loans to officers and/or employees of the Borrower and its Restricted Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any time outstanding; and

          (k) other Investments made by the Borrower and its Restricted Subsidiaries, less Investment Returns, in an amount not to exceed an amount equal to 12.5% of Net Worth as of the date of such Investment minus the aggregate amount of Investments made pursuant to clause (j) of this definition;

provided, however, that

               (i) any Investment which when made complies with the requirements of clause (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

               (ii) no Investment otherwise permitted by clause (f), (j) or (k) of this definition shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

"Investment Returns" means, with respect to any Investment by the Borrower or any Subsidiary Guarantor in a Foreign Subsidiary, Unrestricted Subsidiary or other Person, as the case may be, pursuant to clause (k) of this Section 7.2.5 after the Closing Date, cash received by the Borrower or such Subsidiary Guarantor from such Foreign Subsidiary, Unrestricted Subsidiary or other Person, as the case may be, after the making of such Investment (but in an aggregate amount not exceeding the amount of such Investment) in respect of, without duplication, (i) return of capital, (ii) dividends, interest and royalties and
(iii) profits from sales of equipment permitted pursuant to clause (b) of
Section 7.2.11.

     SECTION 7.2.6 Restricted Payments, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than Restricted Payments made by Restricted Subsidiaries to the Borrower or other Restricted Subsidiaries; provided, however, that, notwithstanding any of the foregoing, the Borrower may, without duplication,

          (a) repurchase, redeem, or otherwise retire for value any shares of its Capital Stock (together with options or warrants in respect of any thereof) held by officers, directors and employees of the Borrower (or any of their respective estates or beneficiaries under such estates), in all cases upon the death, disability, retirement or termination of employment of such Persons, pursuant to a mandatory repurchase or redemption provision under the terms of the stock option plan, stock subscription agreement, shareholder agreement or other agreement under which such shares of Capital Stock (and options or warrants in respect of any thereof) were issued; provided, that the aggregate consideration paid for such repurchase, redemption or other retirement for value of such shares of its Capital Stock (together with options or warrants in respect of any thereof) shall not exceed $2,000,000 over the term of this Agreement;

          (b) redeem, defease or otherwise prepay or retire the Subordinated Notes, including, without limitation, the consummation of a Qualified Subordinated Note Redemption; provided, that, except in the case of a Qualified Subordinated Note Redemption, (1) at the time of any such redemption, defeasance, prepayment or retirement, the Leverage Ratio is less than or equal to 3.50:1.00 and the Senior Leverage Ratio is less than or equal to 3.00:1.00, in each case calculated based upon the Leverage Ratio and Senior Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c), and (2) the total aggregate amount of Restricted Payments made after the Effective Date pursuant to this clause
     (b) and pursuant to clause (c) of this section, after giving effect to such redemption, defeasance, prepayment or retirement, does not exceed 5% of Net Worth at the time of such redemption, defeasance, prepayment or retirement; and

          (c) declare, pay and make Restricted Payments consisting of dividends or redemptions with respect to the Borrower's Capital Stock, in addition to those permitted by the foregoing clause (a) of this section; provided, that, (1) at the time of any such Restricted Payment, the Leverage Ratio is less than or equal to 3.50:1.00, calculated based upon the Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c), and (2) the total aggregate amount of Restricted Payments made after the Effective Date pursuant to this clause (c) and pursuant to clause (b) of this section (other than a Qualified Subordinated Note Redemption) after giving effect to such Restricted Payment, does not exceed 5% of Net Worth at the time of the making of such Restricted Payment;

provided further, however, that

               (i) the Borrower may make any Restricted Payment permitted pursuant to clause (a), (b) or (c) above, only so long as both before and after giving effect to any such Restricted Payment, no Default shall have occurred and be continuing, and

               (ii) in the case of any Restricted Payment otherwise permitted pursuant to clause (b) or (c) above, the Borrower shall have delivered to the Administrative Agent (A) financial statements prepared on a pro forma basis to give effect to such Restricted Payment for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Section 7.1.1 and (B) a certificate of the Borrower executed by an Authorized Officer of the Borrower demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 7.2.4 for the Fiscal Quarter in which such Restricted Payment is to be made.

     SECTION 7.2.7 [intentionally omitted.]

     SECTION 7.2.8 No Prepayment of Subordinated Debt. The Borrower will not, and will not permit any of its Restricted Subsidiaries to,

          (a) (i) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt described in clause (f) of Section 7.2.2, other than the stated, scheduled date for payment of interest set forth in the applicable Subordinated Debt Documents with respect to such Subordinated Debt, or (ii) make any payment or prepayment of principal of, or premium or interest on, or any other obligation in respect of, any Subordinated Debt which would violate the terms of this Agreement or the applicable Subordinated Debt Documents;

          (b) redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt, except to the extent any such redemption is otherwise permitted under clause (b) of Section 7.2.6; or

          (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes;

provided, however, that the Borrower may effect at any time a Permitted Refinancing of the aggregate principal amount outstanding at such time of the Subordinated Notes.

Furthermore, neither the Borrower nor any Restricted Subsidiary will (i) designate any Indebtedness other than the Obligations as "Designated Senior Debt" (or any analogous term) in any Subordinated Debt Document or (ii) provide the trustee under the Subordinated Note Indenture with any notice of default / "payment blockage notice" described in clause (ii) of Section 10.03(a) of the Subordinated Note Indenture.

     SECTION 7.2.9 Capital Stock of Restricted Subsidiaries. The Borrower will not, and will not permit any of its Restricted Subsidiaries to,

          (a) issue any Capital Stock (whether for value or otherwise), other than Capital Stock of the Borrower, to any Person other than (in the case of Restricted Subsidiaries) the Borrower or another Restricted Subsidiary; provided, however, that a

     Foreign Subsidiary that is a Restricted Subsidiary may issue its Capital Stock as consideration in a Permitted Acquisition; or

          (b) become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Capital Stock of the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Capital Stock prior to the one-year anniversary of the Stated Maturity Date of the Term B Loans (as such date may be amended from time to time), except
     (i) any obligation of the Borrower to redeem any shares of its Capital Stock (together with options or warrants in respect of any thereof) held by officers, directors and employees of the Borrower (or any of their respective estates or beneficiaries under such estates), in all cases upon the death, disability, retirement or termination of employment of such Persons, pursuant to a mandatory repurchase or redemption provision under the terms of the stock option plan, stock subscription agreement, shareholder agreement or other agreement under which such shares of Capital Stock (and options or warrants in respect of any thereof) were issued; provided, however, that any Restricted Payment to be made by the Borrower in respect of any such obligation must otherwise be permitted Section 7.2.6 or (ii) any obligation of the Borrower to repurchase or redeem its Capital Stock issued as part of the consideration for a Permitted Acquisition.

     SECTION 7.2.10 Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or otherwise enter into or consummate any Acquisition, except

          (a) any Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the continuing or surviving corporation) or any other Restricted Subsidiary (provided, however, that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Borrower or another Subsidiary Guarantor), and the assets or Capital Stock of any Restricted Subsidiary may be purchased or otherwise acquired by the Borrower or any other Restricted Subsidiary (provided, however, that the assets or Capital Stock of any Subsidiary Guarantor may only be purchased or otherwise acquired by the Borrower or another Subsidiary Guarantor); provided, further, that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Stock (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation (subject to any applicable limitations with respect to pledges of Capital Stock of Foreign Subsidiaries pursuant to Section 7.1.9(a)(ii)), pursuant to such documentation and opinions as shall be necessary in the reasonable opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein; and

          (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Restricted Subsidiaries may consummate a Permitted Acquisition.

     SECTION 7.2.11 Permitted Dispositions. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, Dispose of any of the Borrower's or such Restricted Subsidiaries' assets (including accounts receivable and Capital Stock of Restricted Subsidiaries) to any Person in one transaction or series of transactions unless:

          (a) such Disposition is of inventory or obsolete equipment Disposed of in the ordinary course of its business;

          (b) such Disposition is of equipment, together with any non-exclusive license of intellectual property related to the use and operation of such equipment, Disposed of in the ordinary course of business;

          (c) such Disposition is of accounts receivables in connection with the collection or compromise of such receivables in the ordinary course of business; (d) such Disposition is permitted by Section 7.2.10;

          (e) such Disposition is of unused equipment Disposed of in the ordinary course of business;

          (f) such Disposition is a swap/exchange of assets of the Borrower or any of its Restricted Subsidiaries for similar assets (although not necessarily serving the same geographical area), provided that (i) the net book value of the assets so Disposed by the Borrower and its Restricted Subsidiaries in any transaction or series of related transactions does not exceed $40,000,000 over the term of this Agreement, (ii) any cash received by the Borrower and its Restricted Subsidiaries in connection with such swap/exchange is applied in accordance with the terms of clause (f) of
     Section 3.1.1, (iii) any cash paid (or Indebtedness assumed) by the Borrower or any of its Restricted Subsidiaries in connection with such swap/exchange shall reduce dollar-for-dollar the amount set forth in clause
     (g)(iii) below and (iv) the fair market value of the consideration to be received by the Borrower or applicable Restricted Subsidiary shall be substantially equivalent to the fair market value of the assets to be Disposed; or

          (g) (i) such Disposition is for not less than the fair market value of the assets to be Disposed, (ii) the consideration received by the Borrower or applicable Restricted Subsidiary consists of at least 75% cash and (iii) the net book value of such assets, together with the net book value of all other assets Disposed of pursuant to this clause (g), does not exceed $20,000,000 over the term of this Agreement.

     SECTION 7.2.12 Modification of Certain Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

          (a) the Subordinated Debt Documents, other than any amendment, supplement, waiver or modification for which no fee is payable to the holders of the Subordinated Debt and which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt,

     (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or (iii) makes the covenants, events of default or remedies in such Subordinated Debt Documents less restrictive on the Borrower; or

          (b) any of the Material Documents, other than any amendment, supplement, waiver or modification which would not impair, or in any manner be adverse to, the rights, interests or obligations of any Secured Party under any Loan Document.

     SECTION 7.2.13 Transactions with Affiliates. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract is (i) on fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (ii) of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with a Person that is not one of its Affiliates, except to the extent expressly permitted by the terms of this Agreement.

     SECTION 7.2.14 Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement prohibiting

          (a) the creation or assumption of any Lien for the benefit of any Secured Party;

          (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

          (c) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document, (ii) in the case of clause (a), in (A) any agreement governing any Indebtedness permitted by clause (i) of Section 7.2.2 as to the assets acquired or similarly financed with the proceeds of such Indebtedness, (B) any customary non-assignment provisions in leases, licenses and other agreements entered into in the ordinary course of business and (C) provisions with respect to the Disposition or distribution of assets or other property subject to asset sale agreements and stock sale agreements entered into in the ordinary course of business, (iii) in the case of clause (a), in any provisions with respect to the Disposition or distribution of assets or other property of a Restricted Subsidiary organized as a joint venture that are set forth in the joint venture agreement establishing such Restricted Subsidiary or (iv) in the case of clauses
(a) and (c), in any agreement of a Foreign Subsidiary governing the Indebtedness permitted by clause (h) or (i) of Section 7.2.2 as to the assets of such Foreign Subsidiary.

     SECTION 7.2.15 Sale and Leaseback. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a

Person and the subsequent lease or rental of such property or other similar property from such Person.

     SECTION 7.2.16 Take or Pay Contracts. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Restricted Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

     SECTION 7.2.17 Accounting Changes. The Borrower will not, and will not permit any of its Subsidiaries to, change its Fiscal Year from twelve consecutive calendar months ending on December 31.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an "Event of Default".

     SECTION 8.1.1 Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of

          (a) any principal of any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to Section 2.6.4;

          (b) interest on any Loan or any Reimbursement Obligation, or any fee described in Article III, and such default shall continue unremedied for a period of two Business Days after such amount was due; or

          (c) any other monetary Obligation, and such default shall continue unremedied for a period of five Business Days after such amount was due.

     SECTION 8.1.2 Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

     SECTION 8.1.3 Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.1 or 7.2.

     SECTION 8.1.4 Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

     SECTION 8.1.5 Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of the Borrower or any Restricted Subsidiary having a principal or stated amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

     SECTION 8.1.6 Judgments. Any judgment or order for the payment of money, individually or in the aggregate, in excess of $5,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any Restricted Subsidiary and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

     SECTION 8.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan

          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $2,500,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION 8.1.8 Change in Control. Any Change in Control shall occur.

     SECTION 8.1.9 Bankruptcy, Insolvency, etc. The Borrower, any Material Subsidiary or any group of Subsidiaries that, taken together, would constitute a Material Subsidiary shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by any such Person, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10 Impairment of Security, etc. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document or as a result of a Secured Party's wilful misconduct or gross negligence, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     SECTION 8.1.11 Failure of Subordination. Unless otherwise waived or consented to by the Secured Parties in writing, the subordination provisions relating to any Subordinated Debt (the "Subordination Provisions") shall fail to be enforceable by the Secured Parties in accordance with the terms thereof or the monetary Obligations shall fail to constitute "Senior Indebtedness" (or a similar term) referring to the Obligations; or any Obligor or holder of Subordinated Debt shall breach any Subordination Provision or any Obligor shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Secured Parties or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

     SECTION 8.1.12 Redemption. Any event shall occur which, under the terms of any Subordinated Debt Document, shall require the Borrower or any of its Restricted Subsidiaries to purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire all or any portion of the principal amount of any such Subordinated Debt prior to its final stated maturity date.

     SECTION 8.1.13 Regulatory Action. Any Governmental Authority shall take any action with respect to the Borrower or any of its Restricted Subsidiaries (including any action that would cause any license, permit, consent or other authorization to cease to be in full force and effect or to be held to be illegal or invalid and including any action (including the commencement of an action or proceeding) that results or may result in the revocation, termination, withdrawal, suspension or substantial and adverse modification of any such license, permit, consent or other authorization) which would have a Material Adverse Effect, unless such action is set aside, dismissed or withdrawn within 60 days of its institution or such action is being contested in good faith and its effect is stayed during such contest.

     SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (e) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable by the Borrower, without notice or demand to any Person, and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

     SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (e) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable by the Borrower and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

                                   ARTICLE IX
                            THE ADMINISTRATIVE AGENT

     SECTION 9.1. Appointments and Authorizations; Actions. (a) Each Lender hereby appoints, or reaffirms its appointment under the Original Credit Agreement of, BofA as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, to the extent the Administrative Agent shall not have been reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against the Administrative Agent.

     (b) The Issuer shall act on behalf of the Lenders with respect to the Letters of Credit issued by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuer with respect thereto; provided, however, that the Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 9.1 with respect to any acts taken or omissions of the Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 9.1, included the Issuer with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuer.

     (c)  The Swing Line Lender shall have all of the benefits and immunities
(i) provided to the Administrative Agent in this Section 9.1 with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Administrative Agent", as used in this Section 9.1, included the Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Swing Line Lender.

     (d) The Lenders authorize the Administrative Agent to hold, for and on behalf of the Lenders, security in the assets and properties of the Borrower and its Restricted Subsidiaries securing the Obligations.

     SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor (assuming the Administrative Agent shall have promptly notified such Lender of the request for such Borrowing), the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

     SECTION 9.3. Exculpation. Neither the Administrative Agent nor any of its respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals, statements, representations or warranties herein or therein or in any certificate, report, statement or other document referred to or provided for herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the observance or performance by any Obligor of its Obligations. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may (with, so long as no Default or Event of Default shall have occurred and be continuing, the approval of the Borrower (not to be unreasonably withheld)) appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may (with, so long as no Default or Event of Default shall have occurred and be continuing, the approval of the Borrower (not to be unreasonably withheld)), on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; provided, however, that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Sections 10.3 and 10.4 shall continue to inure to its benefit.

With respect to BofA, in its individual capacity as the Administrative Agent, the Issuer and the Swing Line Lender, delivery of any notice of resignation as the Administrative Agent shall, unless otherwise specifically provided in such notice, serve as notice of BofA's intent to resign as the Issuer (except with respect to any Letters of Credit Outstanding at such time, for which BofA shall remain the Issuer hereunder with respect to such Letters of Credit Outstanding until the Stated Expiry Date) and the Swing Line Lender hereunder as well. Each such resignation shall take effect simultaneously and, except as otherwise provided herein, without any further action on the part of BofA. Any successor Administrative Agent appointed pursuant to this Section shall, unless otherwise specifically provided, also serve as the successor Issuer and the successor Swing Line Lender hereunder.

     SECTION 9.5. Credit Extensions by each Agent. Each of the Administrative Agent and the Issuer shall have the same rights and powers with respect to
(x)(i) in the case of the Administrative Agent, the Credit Extensions made by it or any of its Affiliates and (ii) in the case of the Issuer, the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent or the Issuer. The Administrative Agent, the Issuer, each Lender and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if the Administrative Agent or the Issuer were not the Administrative Agent or the Issuer hereunder.

     SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower and its Subsidiaries, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

     SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

     SECTION 9.8. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance or as the

Administrative Agent deems appropriate, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties; prior to acting, or refraining from acting, in any such circumstance, the Administrative Agent may request confirmation from the Lenders of their obligation to indemnify the Administrative Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrower to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

     SECTION 9.9. Notice of Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or an Event of Default unless the Administrative Agent has received a written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders (or, if required, all Lenders); provided, that unless and until either the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders, as applicable; provided further, that, with respect to any actions to be taken by the Administrative Agent with respect to purchasing, possessing, managing or controlling any Property, Goods, Leases or Permits (as each such term is defined in the applicable Mortgage), the Administrative Agent may only take such action with the consent or upon the authorization of the Required Lenders.

     SECTION 9.10. Release of Collateral. Each Secured Party hereby irrevocably authorizes the Administrative Agent at its option and in its discretion, to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty and any Lien granted to or held by or in favor of the Administrative Agent for the benefit of the Secured Parties (i) upon the occurrence of the Termination Date or (ii) in connection with (A) Collateral being Disposed of or
(B) the release of any Subsidiary Guarantor (including pursuant to a permitted redesignation by the Borrower of a Restricted Subsidiary as an Unrestricted Subsidiary) so long as, in either the case of clause (A) or (B), such Disposition or release is otherwise permitted under the terms of a Loan Document; provided, however, that the Administrative Agent may, prior to any such release, request that the Borrower certify in a written notice delivered to the Administrative Agent that the Disposition or release is made in compliance with the terms of the Loan Documents. Upon request by the Administrative Agent at any time, each Secured Party will confirm in writing the Administrative Agent's authority to release any Subsidiary Guarantor or particular types or items of Collateral pursuant to this
Section 9.10.

     SECTION 9.11. Documentation Agent; Co-Syndication Agents. The Lenders identified in this Agreement as the "Documentation Agent" or "Co-Syndication Agents" shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than, with respect to each such Lender, those applicable to all Lenders as such. Without limiting the foregoing, each such Lender shall not have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on each such Lender so identified as a "Documentation Agent" or "Co-Syndication Agent", as the case may be, in deciding to enter into this Agreement and each other Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. Waivers, Amendments, etc. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver shall:

          (a)  modify this Section without the consent of all Lenders;

          (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend any final Commitment Termination Date with respect to a Lender's Commitment, or reduce any fees described in Article III payable to any Lender, in any such case without the consent of such Lender; provided, however, that, unless all of the Lenders consent to the contrary, (i) the aggregate Commitments may not be increased at a time when any Default has occurred and is continuing and (ii) the aggregate Commitments may not be increased to an aggregate amount which is $25,000,000 greater than the aggregate Commitments existing on the Effective Date;

          (c) extend or waive any date of payment of principal for any Lender's Loan (other than pursuant to Section 3.1.1(e), (f) or (g)), or reduce the principal amount of, rate of interest or fees on any Loan or Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor), or extend or waive the date on which interest or fees are payable in respect of such Loan or Reimbursement Obligation, in each case, without the consent of the Lender which has made such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

          (d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

          (e) except as otherwise expressly provided in a Loan Document, release (i) the Borrower from its Obligations under the Loan Documents or any Subsidiary Guarantor from its Obligations under the Subsidiary Guaranty (other than in connection with a Disposition of all or substantially all of the Capital Stock of such Subsidiary Guarantor in a transaction permitted by Section 7.2.11) or (ii) the Administrative Agent's Liens on all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders;

          (f) (i) amend, modify or waive clause (b) of Section 3.1.1 or (ii) have the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan or Swing Line Loan or the issuance of a Letter of Credit unless such amendment, modification or waiver shall have been consented to by the holders of at least a majority of the Revolving Loan Commitments.

          (g) amend, modify or waive the provisions of clause (b) of Section 3.1.2, or effect any other amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche differently from those of Lenders participating in other Tranches, unless, in any such case, such amendment, modification or waiver shall have been consented to by the holders of at least a majority of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such modification, or, in the case of a modification affecting the Revolving Loan Commitments, the Lenders holding at least a majority of the Revolving Loan Commitments; (it being agreed and understood that modifications which affect all Lenders ratably shall not be considered hereunder as affecting Lenders of any Tranche differently).

          (h) with respect to any LIBO Rate Loan, waive the requirement that each Lender consent to an Interest Period of twelve months with respect to such Loan, unless consented to by each Lender making such Loan;

          (i) change any of the terms of Section 2.3.2 without the consent of the Swing Line Lender; or

          (j) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or the Issuer, unless consented to by the Administrative Agent or the Issuer, as the case may be.

No failure or delay on the part of the Administrative Agent, the Issuer or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuer or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. Notices; Time. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Administrative Agent or the Borrower, at its address or facsimile number set forth below its signature in this Agreement, and if to a Lender or the Issuer to the applicable Person at its address or facsimile number set forth below its signature in this Agreement or set forth in the Lender Assignment Agreement pursuant to which it became a Lender hereunder, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

     SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand (together with documentation supporting such demand) all expenses of each Agent (including the reasonable fees and reasonable out-of-pocket expenses of Sidley Austin Brown & Wood, counsel to the Administrative Agent and of local counsel, if any, who may be retained by or on behalf of the Administrative Agent) in connection with

          (a) the negotiation, preparation, execution and delivery and ongoing administration of each Loan Document, including schedules and exhibits, the syndication of the Loans and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

          (b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

          (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Notes. The Borrower also agrees to reimburse each Secured Party promptly upon written demand (together with documentation supporting such demand) for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with the

Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

          (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, provided that any such action is resolved in favor of such Indemnified Party);

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Stock or assets of any Person, whether or not an Indemnified Party is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release or threatened Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

          (e) any investigation, claim, litigation or proceeding related to personal injury arising from exposure or alleged exposure to Hazardous Materials handled by the Borrower or any of its Subsidiaries;

          (f) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

          (g) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's

     Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct as determined by a court of competent jurisdiction in a final proceeding. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     In case any of the foregoing investigations, claims, litigations or proceedings (any "Proceeding") is brought against any Indemnified Party and such Indemnified Party notifies the Borrower of the commencement thereof, the Borrower will be entitled to participate therein, and may elect by written notice delivered to such Indemnified Party to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, that if the defendants in any such Proceeding include both the Indemnified Party and the Borrower (or any Affiliate of the Borrower) and such Indemnified Party shall have been advised by counsel that its interests in the Proceeding are likely to conflict with those of the Borrower (or such Affiliate) or that such litigation may result in a non-indemnified claim, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceeding on behalf of such Indemnified Party. Upon receipt of notice from the Borrower to such Indemnified Party of its election so to assume the defense of such Proceeding and approval by such Indemnified Party of counsel, the Borrower will not be liable to such Indemnified Party for expenses incurred by such Indemnified Party from and after such assumption by the Borrower of such defense in connection with the defense thereof (other than reasonable costs of investigation) unless (i) such Indemnified Party shall have employed separate counsel in connection with a conflict of interest in accordance with the proviso to the immediately preceding sentence (it being understood, however, that, so long as the interests of an Indemnified Party subject to such Proceeding are not likely to conflict with the interests of any other Indemnified Party subject to such Proceeding, the Borrower shall not be liable for the expenses of more than one separate counsel, approved by the Administrative Agent, representing each Indemnified Party who is party to such Proceeding), (ii) the Borrower shall not have employed counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party within a reasonable time after notice of commencement of the Proceeding, or (iii) the Borrower has authorized in writing the employment of separate counsel for such Indemnified Party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). In addition, no settlement involving any Indemnified Party who is a party to such Proceeding may be entered into by the Borrower or any Subsidiary on behalf of such Indemnified Party if such settlement contains any admission of liability or fault by the Indemnified Party and unless a full release of the Indemnified Party is entered into in connection therewith. At any time after the Borrower has assumed the defense of any Proceeding involving any Indemnified Party, such Indemnified Party may elect to withdraw its request for indemnity and thereafter the defense of such Proceeding on behalf of such Indemnified Party shall be maintained by counsel of such Indemnified Party's choosing and at such Indemnified Party's expense.

     SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 and the obligations of the Lenders under Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

     SECTION 10.6. Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

     SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent), shall have been received by the Administrative Agent.

     SECTION 10.9. Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns;

provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the consent of all of the Lenders.

     SECTION 10.11. Sale and Transfer of Credit Extensions; Participations in Credit Extensions Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.

     SECTION 10.11.1 Assignments. Any Lender (an "Assignor Lender"),

          (a) with the written consents of the Borrower, the Administrative Agent and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings) the Issuer (which consents (A) shall not be unreasonably delayed or withheld and (B) of the Borrower shall not be required upon the occurrence and during the continuance of any Default or Event of Default) may assign and delegate to any other Person, or

          (b) with notice to the Borrower, the Administrative Agent, and (in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit and Letter of Credit Outstandings) the Issuer, but without the consent of the Borrower, the Administrative Agent or the Issuer, may assign and delegate to any of its Affiliates or Related Funds or to any other Lender or any Affiliate or Related Fund of any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Assignor Lender's Loans and Commitments (and, in the case of any assignment of Revolving Loan Commitments, related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans) (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans, of a constant, and not a varying, percentage) in a minimum aggregate amount of (i) $1,000,000 (provided that (1) assignments that are made on the same day to funds that (x) invest in commercial loans and (y) are managed or advised by the same investment advisor or any Affiliate of such investment advisor may be treated as a single assignment for purposes of the minimum amount and (2) no minimum amount shall be required in the case of any assignment between two Lenders so long as the Assignor Lender has an aggregate amount of Loans and Commitments of at least $2,000,000 following such assignment) unless the Borrower and the Administrative Agent otherwise consents or (ii) the then remaining amount of such Assignor Lender's Loans and Commitments; provided, however, that, notwithstanding any of the foregoing, the Administrative Agent and the Issuer may withhold consent in their sole discretion to an assignment of Revolving Loans and Revolving Loan Commitments to a Person not satisfying the credit ratings set forth below in this Section; provided further; however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and each Obligor, the Administrative Agent shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

     (A) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Administrative Agent by such Assignor Lender and such Assignee Lender;

     (B) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent;

     (C)  the processing fees described below shall have been paid; and

     (D) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to clause (b) of Section 2.7.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment and delegation is registered pursuant to clause (b) of Section 2.7, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Any Assignor Lender that shall have previously requested and received any Note or Notes in respect of any Tranche to which any such assignment applies shall, upon the acceptance by the Administrative Agent of the applicable Lender Assignment Agreement, mark such Note or Notes "exchanged" and deliver them to the Borrower (against, if the Assignor Lender has retained Loans or Commitments with respect to the applicable Tranche and has requested replacement Notes pursuant to clause (b)(ii) of Section 2.7, its receipt from the Borrower of replacement Notes in the principal amount of the Loans and Commitments of the applicable Tranche retained by it). Such Assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500 (with only one such fee payable in connection with simultaneous assignments effected on the same day by or to two or more Related Funds), unless (i) such assignment and delegation is by a Lender to its Affiliate or Related Fund, or a Federal Reserve Bank, as provided below or (ii) the Administrative Agent otherwise agrees in writing. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void. Nothing contained in this Section 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans) under this Agreement and/or its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) hereunder to any trustee or any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities. In the event that S&P, Moody's or Thompson's BankWatch (or Insurance Watch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit, Letter of Credit Outstandings or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of any Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the Issuer or the Borrower shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     SECTION 10.11.2 Participations. Any Lender may sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

          (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) each Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each Loan Document;

          (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action under any Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clauses (a), (b), (c) or (f) of Section 10.1 with respect to Obligations participated in by such Participant; and

          (e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 10.3 and 10.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-Domestic Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

     Each Lender shall, as agent of the Borrower solely for the purpose of this Section, record in book entries maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of any participating interests sold pursuant to this Section.

     SECTION 10.12. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13. Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

     SECTION 10.14. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS

FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

     SECTION 10.15. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, THE ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, THE ISSUER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUER ENTERING INTO THE LOAN DOCUMENTS.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written


                                STERICYCLE, INC.


                                ------------------------------------------------
                                By: /s/ Frank J.M. ten Brink
                                    --------------------------------------------
                                    Title:
                                Address:          28161 North Keith Drive
                                                  Lake Forest, IL 60045
                                Facsimile No.:    (847) 367-9462
                                Attention:        Frank J.M. ten Brink

                                 BANK OF AMERICA, N.A., as the
                                 Administrative Agent


                                 By: /s/ Kristine D. Hyde
                                     -------------------------------------------
                                     Title:
                                 Address:          231 S. LaSalle Street
                                                   Chicago, IL 60697
                                 Facsimile No.:    (312) 974-9102
                                 Attention:        Kristine D. Hyde

                              CREDIT SUISSE FIRST BOSTON


                              By: /s/ William S. Lutkins
                                  -------------------------------------------
                              Title:   Vice President

                              By: /s/ Robert N. Finney
                                  -------------------------------------------
                              Title:   Managing Director

                              Domestic Office:
                              ----------------
                              11 Madison Avenue
                              New York, New York  10010-3629
                              Attention:  William Lutkins
                              Telecopier:  (212) 325-8319

                              LIBOR Office:
                              -------------
                              11 Madison Avenue
                              New York, New York  10010-3629
                              Attention:  William Lutkins
                              Telecopier:  (212) 325-8319

                              Commitment Percentages:
                              ----------------------
                              RL Percentage:                   13.88888889%
                              Term A Percentage:               13.88888889%
                              Term B Percentage:               0.0%

                             BANK OF AMERICA, N.A.


                             By: /s/ Timothy Pepowski
                                 -------------------------------------------
                             Title:

                             Domestic Office:
                             ---------------
                             231 South LaSalle Street
                             Chicago, Illinois 60697

                             Attention:   Jennifer Gerdes
                             Telecopier:  (312) 974-0761

                             LIBOR Office:
                             ------------
                             231 South LaSalle Street
                             Chicago, Illinois 60697

                             Attention:        Jennifer Gerdes
                             Telecopier:       (312) 947-0761

                             Commitment Percentages:
                             ----------------------
                             RL Percentage:                   15.55555555%
                             Term A Percentage:               15.55555556%
                             Term B Percentage:               57.33333333%

                           FLEET NATIONAL BANK, as the Documentation
                              Agent and a Lender


                           By: /s/ Walter J. Marullo
                               -------------------------------------------
                           Title: Director

                           Domestic Office:
                           ---------------
                           100 Federal Street
                           Mail Stop MA DE 10008H
                           Boston, MA 02110
                           Attention:   Jeffrey Seabron
                           Telecopier:  (617) 434-2160

                           LIBOR Office:
                           ------------
                           100 Federal Street
                           Mail Stop MA DE 10008H
                           Boston, MA 02110
                           Attention:   Jeffrey Seabron
                           Telecopier:  (617) 434-2160

                           Commitment Percentages:
                           ----------------------
                           RL Percentage:                   13.888888889%
                           Term A Percentage:               13.888888889%
                           Term B Percentage:                 6.66666667%

                                UBS AG, STAMFORD BRANCH


                                By: /s/ Patricia O'Kickt
                                    -------------------------------------------
                                Title:   Director, Banking Products Services


                                By: /s/ Wilfred V. Saint
                                    -------------------------------------------
                                Title: Associate Director, Banking Products Services, US

                                Stamford, CT  06901
                                Attention:  Juan Zuniga
                                Phone:  (203) 719-5993
                                Telecopy:  (203) 719-3888

                                LIBOR Office:
                                ------------
                                677 Washington Boulevard
                                Stamford, CT  06901
                                Attention:  Juan Zuniga
                                Phone:  (203) 719-5993
                                Telecopy:  (203) 719-3888

                                Commitment Percentages:
                                ----------------------
                                RL Percentage:                   13.88888889%
                                Term A Percentage:               13.88888889%
                                Term B Percentage:                6.66666667%

                               LASALLE BANK NATIONAL ASSOCIATION


                               By: /s/ James M. [illegible]
                                   -------------------------------------------
                               Title:   First Vice President


                               Domestic Office:
                               ---------------
                               135 South LaSalle
                               Suite 308
                               Chicago, Illinois  60603
                               Attention:  ____________
                               Telecopy: _____________

                               LIBOR Office:
                               ------------

                               135 South LaSalle
                               Suite 308
                               Chicago, Illinois  60603
                               Attention:  _____________
                               Telecopy:  ____________

                               RL Percentage:                   11.11111111%
                               Term A Percentage:               11.11111111%
                               Term B Percentage:               0.0%

                                HARRIS TRUST & SAVINGS BANK


                                By: /s/ [signature illegible]
                                    --------------------------------------------
                                Title:   Managing Director


                                Domestic Office:
                                ---------------
                                111 West Monroe
                                Floor 111/10W
                                Chicago, Illinois  60603
                                Attention:  Helen Butler
                                Phone:  (312) 461-3745
                                Telecopy:  (312) 293-5884

                                LIBOR Office:
                                ------------
                                111 West Monroe
                                Floor 111/10W
                                Chicago, Illinois  60603
                                Attention:  Helen Butler
                                Phone:  (312) 461-3745
                                Telecopy:  (312) 293-5884

                                Commitment Percentages:
                                ----------------------
                                RL Percentage:                   11.11111111%
                                Term A Percentage:               11.11111111%
                                Term B Percentage:                6.66666667%

                             AMERICAN NATIONAL BANK AND TRUST
                                COMPANY OF CHICAGO


                             By: /s/ [signature illegible]
                                 -----------------------------------------------
                             Title:   Vice President


                             Domestic Office:
                             ---------------
                             120 South LaSalle
                             1LI-1495
                             Chicago, Illinois  60603-3400


                             LIBOR Office:
                             ------------

                             ----------------------------

                             ----------------------------

                             ----------------------------

                             Commitment Percentages:
                             ----------------------
                             RL Percentage:                   11.11111113%
                             Term A Percentage:               11.11111110%
                             Term B Percentage:                6.66666667%

                               COMERICA BANK


                                By: /s/ Felicia M. Maxwell
                                    --------------------------------------------
                                Title:   Account Officer


                                Domestic Office:
                                ---------------
                                500 Woodward Avenue
                                MC 3269
                                Detroit, Michigan  48226
                                Attention:        Felicia M. Maxwell
                                Phone:            (313) 222-5066
                                Telecopy:         (313) 222-9516

                                LIBOR Office:
                                ------------
                                500 Woodward Avenue
                                MC 3269
                                Detroit, Michigan  48226
                                Attention:        Beverly V. Jones
                                Phone:            (313) 222-3805
                                Telecopy:         (313) 222-9516

                                Commitment Percentages:
                                ----------------------
                                RL Percentage:                   3.88888889%
                                Term A Percentage:               3.88888889%
                                Term B Percentage:               4.00000000%

                             THE NORTHERN TRUST COMPANY


                             By: /s/ Eileen L. Sachanda
                                 -----------------------------------------------
                             Title:   Vice President


                             Domestic Office:
                             ---------------
                             50 South LaSalle Street
                             Chicago, Illinois  60675
                             Attention:  Eileen Sachanda
                             Phone:  (312) 444-4273
                             Telecopy:  (312) 444-7028

                             LIBOR Office:
                             ------------

                             50 South LaSalle Street
                             Chicago, Illinois  60675
                             Attention:  Eileen Sachanda

                             Commitment Percentages:
                             ----------------------
                             RL Percentage:                   5.55555555%
                             Term A Percentage:               5.55555556%
                             Term B Percentage:               0.0%

                                 HELLER FINANCIAL, INC.
                                 By: Heller Financial Asset Management LLC Authorized Agent

                                 By: /s/ [signature illegible]
                                     -------------------------------------------
                                 Title:   Vice President


                                 Domestic Office:
                                 ---------------
                                 500 West Monroe Street
                                 Chicago, Illinois  60661
                                 Attention:        Carol McFarland
                                 Phone:            (312) 441-7464
                                 Telecopy:         (312) 441-7367

                                 LIBOR Office:
                                 ------------
                                 500 West Monroe Street
                                 Chicago, Illinois  60661
                                 Attention:        Carol McFarland
                                 Phone:            (312) 441-7464
                                 Telecopy:         (312) 441-7367

                                 Commitment Percentages:
                                 ----------------------
                                 RL Percentage:                   0.0%
                                 Term A Percentage:               0.0%
                                 Term B Percentage:               2.66666667%

                               NUVEEN SENIOR INCOME FUND
                               By:  Nuveen Senior Lender Asset Management Inc.


                               By: /s/ Lisa M. Mincheski
                                   ---------------------------------------------
                               Title:   Managing Director


                               Domestic Office:
                               ---------------
                               820 Jorie Boulevard, Suite 420
                               Oak Brook, Illinois  60523
                               Attention:  Todd Abramson
                               Phone:  (312) 917-7914
                               Telecopier:  (312) 917-8347
                               Email:  AbramT@nuveen.com


                               Commitment Percentages:
                               ----------------------
                               RL Percentage:                   0.0%
                               Term A Percentage:               0.0%
                               Term B Percentage:               1.3333333333%

                           SCUDDER FLOATING RATE FUND


                           By: /s/ [signature illegible]
                               -------------------------------------------------
                           Title:   Senior Vice President


                           Domestic Office:
                           ---------------
                           Zurich Scudder Investments
                           Kenneth Weber
                           Two International Place, 14th Floor
                           Boston, MA 02110

                           LIBOR Office:
                           ------------

                           ----------------------------

                           ----------------------------

                           ----------------------------

                           Commitment Percentages:
                           ----------------------
                           RL Percentage:                   0.0%
                           Term A Percentage:               0.0%
                           Term B Percentage:               1.3333333333%

                                KZH RIVERSIDE LLC


                                By: /s/ Susan Lee
                                    --------------------------------------------
                                Title:   Authorized Agent


                                Domestic Office:
                                ---------------
                                c/o The Chase Manhattan Bank
                                140 East 45th Street, 11th Floor
                                New York, New York  10017
                                Attention:  Virginia Conway
                                Phone:  (212) 622-9353
                                Telecopy:  (212) 622-1151

                                LIBOR Office:
                                ------------
                                c/o The Chase Manhattan Bank
                                140 East 45th Street, 11th Floor
                                New York, New York  10017
                                Attention:  Virginia Conway
                                Phone:  (212) 622-9353
                                Telecopy:  (212) 622-1151

                                Commitment Percentages:
                                ----------------------
                                RL Percentage:                   0.0%
                                Term A Percentage:               0.0%
                                Term B Percentage:               2.66666667%

                                KZH SOLEIL-2 LLC


                                By: /s/ Susan Lee
                                    --------------------------------------------
                                Title:   Authorized Agent

                                Domestic Office:
                                ---------------
                                c/o The Chase Manhattan Bank
                                140 East 45th Street, 11th Floor
                                New York, New York  10017
                                Attention:  Virginia Conway
                                Phone:  (212) 622-9353
                                Telecopy:  (212) 622-1151

                                LIBOR Office:
                                ------------
                                c/o The Chase Manhattan Bank
                                140 East 45th Street, 11th Floor
                                New York, New York  10017
                                Attention:  Virginia Conway
                                Phone:  (212) 622-9353
                                Telecopy:  (212) 622-1151

                                Commitment Percentages:
                                ----------------------
                                RL Percentage:                   0.0%
                                Term A Percentage:               0.0%
                                Term B Percentage:               1.33333333%

                               MORGAN STANLEY DEAN WITTER PRIME
                                INCOME TRUST


                               By: /s/ Sheila A. Finnerty
                                   ---------------------------------------------
                               Title:   Executive Director


                               Domestic Office:
                               ---------------
                               Jinny Kim/Liz Bodisch
                               1221 Avenue of the Americas, 22nd Floor
                               New York, NY 10020
                               Phone:   (212) 762-4758/4759
                               Fax:     (212) 762-7428
                               Jinny.Kim@morganstanley.com
                               Elizabeth.Bodisch@morganstanley.com


                               LIBOR Office:
                               ------------
                               Same as above



                               Commitment Percentages:
                               ----------------------
                               RL Percentage:                   0.0%
                               Term A Percentage:               0.0%
                               Term B Percentage:               2.66666667%